As filed with the Securities and Exchange Commission on June 25, 2003

                                              Securities Act File No. 333-105345
                                       Investment Company Act File No. 811-21346
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-2
[X]          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[X]                       PRE-EFFECTIVE AMENDMENT NO. 1


[_]                        POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR

[X]        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[X]                              AMENDMENT NO. 1
                        (Check appropriate box or boxes)


                                   ----------

                 MUNI NEW YORK INTERMEDIATE DURATION Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                   ----------

                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                    (Address of Principal Executive Offices)

                                   ----------

                                 (609) 282-2800
              (Registrant's Telephone Number, Including Area Code)

                                   ----------

                                 Terry K. Glenn
                 Muni New York Intermediate Duration Fund, Inc.
              800 Scudders Mill Road, Plainsboro, New Jersey 08536
        Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                     (Name and Address of Agent for Service)

                                   ----------

                                   Copies to:


                                   ----------
    Andrew J. Donohue, Esq.                       Laurin Blumenthal Kleiman, Esq.                 Leonard B. Mackey, Jr., Esq.
  FUND ASSET MANAGEMENT, L.P.                     SIDLEY AUSTIN BROWN & WOOD LLP                    CLIFFORD CHANCE US LLP
        P.O. Box 9011                                   787 Seventh Avenue                               200 Park Avenue
Princeton, New Jersey 08543-9011                     New York, New York 10019                       New York, New York 10166


                                   ----------

 Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

                                   ----------

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

                                   ----------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


================================================================================
                                                         Proposed
                                           Proposed      Maximum
       Title of             Amount          Maximum     Aggregate     Amount of
   Securities Being         Being       Offering Price   Offering   Registration
      Registered       Registered(1)(2)   Per Unit(1)    Price(1)      Fee(3)
--------------------------------------------------------------------------------
Common Stock ($.10
 par value).........    7,705,000 shares     $15.00     $115,575,000    $9,351
================================================================================


(1)   Estimated solely for the purpose of calculating the registration fee.


(2) Includes 1,005,000 shares subject to the underwriters' overallotment option.

(3) Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, PA. $81 was previously paid, $9,270 was transmitted in connection with this filing.


The Registrant hereby amends this Registration Statement on such date or dates as may become necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                              Subject to Completion
                   Preliminary Prospectus dated June 25, 2003


PROSPECTUS


                                               Shares

                 Muni New York Intermediate Duration Fund, Inc.
                                  Common Stock

                                 ---------------


     Muni New York Intermediate Duration Fund, Inc. is a newly organized, non-diversified, closed-end fund. The investment objective of the Fund is to provide stockholders with high current income exempt from Federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its objective by investing, as a fundamental policy, at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its total assets in municipal obligations that are rated investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. The Fund may invest up to 25% of its total assets in municipal obligations that are rated below investment grade (commonly known as "junk bonds") or, if unrated, are considered by the Fund's investment adviser to possess similar credit characteristics. Under normal market conditions and after the initial investment period following this offering (expected to be approximately three months), the Fund will invest, as a non-fundamental policy, at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in

                                                   (continued on following page)

      Investing in the Fund's common stock involves certain risks that are described in the "Risk Factors and Special Considerations" section beginning on page 11 of this prospectus.

                                                    Per Share       Total
                                                    ---------       -----
Public offering price............................     $ 15.00         $
Underwriting discount(1).........................     $  .675         $
Proceeds, before expenses, to the Fund(2)........     $14.325         $

(1) To the extent that the Fund's offering costs otherwise do not exceed $.03 per share of common stock, the Fund has agreed to pay the underwriters up to $.005 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. However, in no event will the Fund pay offering costs (other than the underwriting discount, but including the partial reimbursement to the underwriters) in excess of $.03 per share of common stock. See "Underwriting."

(2) The Fund's investment adviser has agreed to pay all organizational expenses of the Fund. The investment adviser or an affiliate will pay the amount by which the offering costs of the Fund (other than the underwriting discount and the up to $.005 per share partial reimbursement of expenses to the underwriters) exceeds $.03 per share of common stock.
      The estimated offering expenses to be incurred by the Fund are $      .

      The underwriters may also purchase up to an additional           shares at
the public offering price, less the underwriting discount, within 45 days from the date of this prospectus to cover overallotments.


      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


      The shares will be ready for delivery on or about August   , 2003.


                                 ---------------

                               Merrill Lynch & Co.


                                 ---------------

                 The date of this prospectus is August   , 2003.

(continued from previous page)

municipal obligations with an option-adjusted duration, as calculated by the Fund's investment adviser, of three to ten years. The Fund expects to maintain, under normal market conditions, a dollar-weighted average option-adjusted portfolio duration, as calculated by the Fund's investment adviser, of three to ten years, including after giving effect to leverage. There can be no assurance that the Fund's investment objective will be realized.

      Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund plans to apply to list its shares on the New York Stock Exchange or another national securities exchange under the symbol "MNE."

      The Fund may leverage through borrowings or the issuance of preferred stock or debt securities. Within approximately three months after completion of this offering of common stock, the Fund intends to offer shares of preferred stock representing approximately 35% of the Fund's capital, or approximately 54% of the Fund's common stock equity, immediately after the issuance of such preferred stock. There can be no assurance, however, that preferred stock representing such percentage of the Fund's capital will actually be issued. The use of preferred stock to leverage the common stock can create special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.


      This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Prospectus Summary.............................................................5
Risk Factors and Special Considerations.......................................11
Fee Table.....................................................................15
The Fund......................................................................16
Use of Proceeds...............................................................16
Investment Objective and Policies.............................................16
Other Investment Policies.....................................................27
Risks and Special Considerations of Leverage..................................32
Investment Restrictions.......................................................35
Directors and Officers........................................................37
Investment Advisory and Management Arrangements...............................41
Portfolio Transactions........................................................43
Dividends and Distributions...................................................45
Taxes.........................................................................46
Automatic Dividend Reinvestment Plan..........................................51
Mutual Fund Investment Option.................................................52
Net Asset Value...............................................................53
Description of Capital Stock..................................................53
Custodian.....................................................................57
Underwriting..................................................................57
Transfer Agent, Dividend Disbursing Agent and Registrar.......................59
Accounting Services Provider..................................................60
Legal Opinions................................................................60
Independent Auditors and Experts..............................................60
Additional Information........................................................60
Report of Independent Auditors................................................61
Statement of Assets and Liabilities...........................................62
Appendix A  Economic and Other Conditions in New York........................A-1
Appendix B  Ratings of Municipal Bonds.......................................B-1
Appendix C  Taxable Equivalent Yields For 2003...............................C-1


                                 ---------------


      Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


                                 ---------------

      You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.


                                       3
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                      [This page intentionally left blank]


                                       4
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                               PROSPECTUS SUMMARY

      This summary is qualified in its entirety by reference to the detailed information included in this prospectus.

The Fund Muni New York Intermediate Duration Fund, Inc. is a newly organized, non-diversified, closed-end fund.


The Offering            The Fund is offering           shares of common stock at
                        an initial offering price of $15.00 per share through a
                        group of underwriters led by Merrill Lynch, Pierce,
                        Fenner & Smith Incorporated ("Merrill Lynch"). You must
                        purchase at least 100 shares of common stock to
                        participate in this offering. The underwriters may
                        purchase up to an additional           shares of common
                        stock within 45 days of the date of this prospectus to cover overallotments, if any.

Investment Objective    The investment objective of the Fund is to provide
and Policies            stockholders with high current income exempt from
                        Federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its objective by investing, as a fundamental policy, at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is exempt from Federal income tax ("Municipal Bonds") and New York
                        State and New York City personal income taxes ("New York
                        Municipal Bonds"). Unless otherwise indicated, references in this prospectus to Municipal Bonds shall be deemed to include New York Municipal Bonds. There can be no assurance that the Fund's investment objective will be realized.

                        Under normal market conditions, and after the initial investment period following this offering (expected to be approximately three months), the Fund will invest, as a non-fundamental policy, at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in Municipal Bonds with an option-adjusted duration, as calculated by Fund Asset Management, L.P. (the "Investment Adviser"), of three to ten years. The Fund expects to maintain, under normal market conditions, a dollar-weighted average portfolio option-adjusted duration as calculated by the Investment Adviser, of three to ten years, including after giving effect to leverage. There is no limit on the remaining maturity of each individual Municipal Bond investment by the Fund. In general, the Fund does not intend for its investments to earn a large amount of interest income that is not exempt from Federal income tax and New York State and New York City personal income taxes.

                        Investment Grade Municipal Bonds. Under normal market conditions, the Fund expects to invest at least 75% of its total assets in Municipal Bonds that are rated investment grade by one or more nationally recognized statistical rating agencies or in unrated bonds considered by the Investment Adviser to be of comparable quality.


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                                       5

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                        Junk Bonds. The Fund may invest up to 25% of its total
                        assets in junk bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.


                        Indexed and Inverse Floating Rate Securities. The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

                        Hedging Transactions. The Fund may seek to hedge its portfolio against changes in interest rates using options and financial futures contracts or swap transactions. The Fund's hedging transactions are designed to reduce volatility, but come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund's hedging activities depends on its ability to forecast movements in securities prices and interest rates. The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

                        Swap Agreements. The Fund is authorized to enter into swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specific bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

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                                       6

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                        Tax Considerations. While exempt-interest dividends are
                        excluded from gross income for Federal income tax purposes, they may be subject to the Federal alternative minimum tax in certain circumstances. Distributions of any capital gain or other taxable income will be taxable to stockholders. The Fund may not be a suitable investment for investors subject to the Federal alternative minimum tax or who would become subject to such tax by investing in the Fund. See "Taxes."

Use of                  Issuance of Preferred Stock. The Fund intends to offer
Leverage by             shares of preferred stock within approximately three
the Fund                months after completion of this offering. Under normal
                        market conditions, it is anticipated that the preferred stock will represent approximately 35% of the Fund's capital, including the capital raised by issuing the preferred stock, or approximately 54% of the Fund's common stock equity. There can be no assurance, however, that preferred stock will actually be issued or, if issued, what percentage of the Fund's capital it will represent. Issuing preferred stock will result in the leveraging of the Fund's common stock. Although the Board of Directors has not yet determined the terms of the preferred stock offering, the Fund expects that the preferred stock will pay dividends that will be adjusted over either relatively short term periods (generally 7 to 28 days) or medium term periods (up to five years) and that the preferred stock dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred stock offering will be invested in accordance with the Fund's investment objective. The expenses of the preferred stock, which will be borne by the Fund, will reduce the net asset value of the Fund's common stock. During periods when the Fund has preferred stock outstanding, the Fund will pay fees to the Investment Adviser for its services that are higher than if the Fund did not issue preferred stock because the fees will be calculated on the basis of the Fund's average daily net assets
                        (including proceeds from the issuance of preferred stock), plus the proceeds of any outstanding borrowings used for leverage.

                        Potential Benefits of Leverage. Under normal market conditions, income earned on the Fund's portfolio should exceed the dividend rate the Fund must pay to the preferred stockholders. Thus, the Fund's use of preferred stock should provide common stockholders with a higher yield than they would receive if the Fund were not leveraged, although no assurance can be given that the issuance of preferred stock will result in a higher yield or return to common stockholders.

                        Risks of Leverage. The use of leverage creates certain risks for common stockholders, including the greater likelihood of higher volatility of the Fund's yield, its net asset value and the market price of its common stock. Changes in short term, medium term and long term rates, and their relationship to each other, could negatively impact the Fund's yield, net asset value and market price of the common stock. Furthermore, since any decline in the value of the Fund's investments will affect only the common stockholders, in a declining market the use of leverage will cause the Fund's net asset value to decrease more than it would if the Fund were not leveraged. This decrease in net asset value will likely also cause a decline in the market price for shares of common stock. There can be no assurance that the Fund will earn a higher yield or return on its investment portfolio than the then current dividend rate (and any


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                                       7
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                        additional distribution) it pays on the preferred stock.
                        Under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred stock, the Fund anticipates that the terms of the preferred stock will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation. Under certain conditions, the benefits of leverage to common stockholders will be reduced or eliminated, and the Fund's leveraged capital structure could result in a lower yield or return to common stockholders than if the Fund were not leveraged.

                        In particular, during times of rising interest rates, the market value of the Fund's portfolio investments and, consequently, the net asset value of its shares may decline. The Fund's leveraging of its portfolio by issuing preferred stock may accentuate the potential decline since both the cost of issuing the preferred stock and any declines in the value of the portfolio investments (including investments purchased with the proceeds of the preferred stock) will be borne entirely by the holders of the common stock. The Fund also may invest in inverse floating obligations and similar securities that create investment leverage, which may further accentuate any decline. Any investor who purchases shares with borrowed funds may experience an even greater decline.

                        Distributions. When the Fund issues preferred stock, common stockholders will receive all of the Fund's net income that remains after it pays dividends (and any additional distribution) on the preferred stock and generally will be entitled to a pro rata share of net realized capital gains. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to common stockholders. These liquidating distributions are expected to equal the original purchase price per share of the preferred stock plus any accumulated and unpaid dividends and additional distributions.

                        Redemption of Preferred Stock. The Fund may redeem the preferred stock for any reason. For example, the Fund may redeem all or part of the preferred stock if the asset coverage for the preferred stock declines below 200% or in order to maintain the asset coverage guidelines established by a nationally recognized statistical ratings organization that rates the preferred stock.


                        Voting Rights. Preferred stockholders, voting as a separate class, will be entitled to elect two of the Fund's Directors. Common and preferred stockholders, voting together as a single class, will be entitled to elect the remaining Directors. If the Fund fails to pay dividends to the preferred stockholders for two full years, the holders of all outstanding shares of preferred stock, voting as a separate class, would then be entitled to elect a majority of the Fund's Directors. The preferred stockholders also will vote separately on certain other matters as required under the Fund's Articles of Incorporation, as amended and supplemented (the "Charter"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the General Corporation Law of the State of Maryland. Otherwise, common and preferred stockholders will have equal voting rights (one vote per share) and will vote together as a single class.

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                                       8

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                        Ratings. Before it offers the preferred stock, the Fund
                        intends to apply to one or more nationally recognized statistical ratings organizations for ratings on the preferred stock. The Fund believes that a rating for the preferred stock will make it easier to market the stock, which should reduce the dividend rate.


Listing Currently, there is no public market for the Fund's common stock. However, the Fund plans to apply to list the Fund's shares of common stock on the New York Stock Exchange or another national securities exchange under the symbol "MNE."

Investment Adviser      The Investment Adviser provides investment advisory and
                        administrative services to the Fund. For its services,
                        the Fund pays the Investment Adviser a monthly fee at
                        the annual rate of 0.55% of the Fund's average daily net
                        assets (including any proceeds from the issuance of
                        preferred stock), plus the proceeds of any outstanding
                        borrowings used for leverage. The Investment Adviser
                        has contractually agreed to waive a portion of its fee
                        during the first seven years of the Fund's operations
                        ending July   , 2010, as follows:

                                                         Fee Waiver (as a
                                                       percentage of average
                                                         daily net assets
                                                       ---------------------

                        Years 1 through 5 ...........          0.15%
                        Year 6 ......................          0.10%
                        Year 7 ......................          0.05%
                        Year 8 and thereafter .......          0.00%

Dividends and           The Fund intends to distribute dividends from its net
Distributions           investment income monthly and net realized capital
                        gains, if any, at least annually. The Fund expects that it will commence paying dividends within 90 days of the date of this prospectus. Once the Fund issues preferred stock, the monthly dividends to common stockholders will consist of net investment income that remains after the Fund pays dividends on the preferred stock. Currently, in order to maintain a more stable level of monthly dividend distributions to common stockholders, the Fund intends to pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income. The Fund will distribute net capital gains, if any, at least annually to common stockholders and, after it issues the preferred stock, on a pro rata basis to common and preferred stockholders. The Fund may not declare any cash dividend or other distribution on its common stock unless the preferred stock has asset coverage of at least 200%. If the Fund issues preferred stock representing 35% of its total capital, the preferred stock's asset coverage will be approximately 286%. If the Fund's ability to make distributions on its common stock is limited, the Fund may not be able to qualify for taxation as a regulated investment company. This would have adverse tax consequences for stockholders.

Yield Considerations    The yield on the Fund's common stock will vary from
                        period to period depending on factors including, but not limited to, the length of the initial investment period, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, the ability of the issuers of the portfolio securities to pay interest on such securities, changes in tax exempt interest rates (which may not change to

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                                       9

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                        the same extent or in the same direction as taxable
                        rates) including changes in the relationship between short term rates and long term rates, the amount and timing of the issuance of the Fund's preferred stock, the effects of preferred stock leverage on the common stock discussed above under "Use of Leverage by the Fund," the timing of the investment of preferred stock proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares. The Fund's ability to achieve any particular yield level after it commences operations depends on future interest rates and other factors mentioned above, and the initial yield and later yields may be lower. Any statements as to an estimated yield are based on certain assumptions and conditions and are as of the date made, and no guarantee can be given that the Fund will achieve or maintain any particular yield level.


Automatic Dividend      Dividend and capital gains distributions generally are
Reinvestment Plan       used to purchase additional shares of the Fund's common
                        stock. However, an investor can choose to receive distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should call your broker or nominee to confirm that you are eligible to participate in the plan.

Mutual Fund             Investors who purchase shares in this offering and later
Investment Option       sell their shares have the option, subject to certain
                        conditions, to purchase Class A shares of certain funds advised by the Investment Adviser or its affiliates with the proceeds from such sale.

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                                       10
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                     RISK FACTORS AND SPECIAL CONSIDERATIONS

      An investment in the Fund's common stock should not constitute a complete investment program.

      Liquidity and Market Price of Shares. The Fund is newly organized and has no operating history or history of public trading.

      Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.


      New York Municipal Bonds. The Fund intends to invest at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in New York Municipal Bonds. As a result, the Fund is more exposed to risks affecting issuers of New York Municipal Bonds than is a municipal bond fund that invests more widely.

      Non-diversification. The Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, the Fund must still meet the diversification requirements applicable to regulated investment companies under the Federal income tax laws.


      Market Risk and Selection Risk. Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the bond market, the market relevant indices, or other funds with similar investment objectives and investment strategies.


      Tax Exempt Securities Market Risk. The amount of public information available about Municipal Bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Investment Adviser than that of a stock fund or taxable bond fund.

      Interest Rate and Credit Risk. The Fund invests primarily in Municipal Bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund's use of leverage by the issuance of preferred stock and its investment in inverse floating obligations, as discussed below, may increase interest rate risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

      Call and Redemption Risk. A Municipal Bond's issuer may call the bond for redemption before it matures. If this happens to a Municipal Bond that the Fund holds, the Fund may lose income and may have to invest the proceeds in Municipal Bonds with lower yields.


--------------------------------------------------------------------------------

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      Risks Associated with Non-Investment Grade Securities. Under normal market conditions, the Fund expects to invest at least 75% of its total assets in Municipal Bonds that are rated investment grade by Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings, or in unrated Municipal Bonds that are considered by the Investment Adviser to possess similar credit characteristics. Obligations rated in the lowest investment grade category may have certain speculative characteristics. The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below investment grade or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. Securities rated below investment grade, also known as junk bonds, generally entail greater credit risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively and their trading market may be more limited.

      Private Activity Bonds. The Fund may invest in certain tax exempt securities classified as "private activity bonds." These bonds may subject certain investors in the Fund to the Federal alternative minimum tax.

      Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's Municipal Bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could negatively affect the Fund's yield, return or market price of the common stock.

      Leverage. The Fund currently plans to issue preferred stock within approximately three months after the completion of this offering. Under normal market conditions, it is anticipated that the preferred stock will represent approximately 35% of the Fund's capital, including capital raised by issuing the preferred stock. There can be no assurance, however, that preferred stock will actually be issued, or if issued what percentage of the Fund's capital it will represent. Leverage creates certain risks for common stockholders, including the greater likelihood of higher volatility of the Fund's yield, net asset value and the market price of the common stock. Leverage also creates the risk that the yield or return on shares of the Fund's common stock will be reduced or eliminated to the extent the dividends paid on preferred stock and other expenses of the preferred stock exceed the yield or return earned by the Fund on its portfolio investments. Since both the cost of issuing the preferred stock and any decline in the value of the Fund's portfolio investments (including investments purchased with the proceeds from the preferred stock) will be borne entirely by the holders of common stock, the effect of leverage in a declining market would result in a greater decrease in the Fund's net asset value and possibly the market price of the common stock, than if the Fund was not leveraged. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to common stockholders.

      Sector Risk. The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportation-related issuers. However, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund's portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.

      Rating Agencies. The Fund may be subject to guidelines of one or more nationally recognized statistical ratings organizations that may issue ratings for its preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act and may


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


prohibit or limit the use by the Fund of certain portfolio management techniques or investments. The Fund does not expect these guidelines to prevent the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

      Liquidity of Investments. Certain Municipal Bonds in which the Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

      Portfolio Strategies. The Fund may engage in various portfolio strategies both to seek to enhance the return of the Fund and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These portfolio strategies include the use of derivatives, such as indexed securities, inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps, and the use of short sales. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies such as inverse securities, credit default swaps and short sales may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to the holders of the Fund's common stock as discussed above under "Leverage." The Fund is not required to use derivatives or other portfolio strategies to seek to enhance return or to seek to hedge its portfolio and may not do so. There can be no assurance that the Fund's portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to seek to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund's risk of loss.

      Derivatives Risk. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund may invest in a variety of derivative instruments for hedging purposes or to seek to enhance its return, such as options, futures contracts and swap agreements, and may engage in short sales. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk, leverage risk, the risk of ambiguous documentation and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.


      Antitakeover Provisions. The Fund's Charter, By-laws and the General Corporation Law of the State of Maryland include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


      Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on intermediate duration New York Municipal Bonds, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares of the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks of investing in such securities, including the loss of principal.

      Market Disruption. The terrorist attacks in the United States on September 11, 2001 have had a disruptive effect on the securities markets, some of which were closed for a four-day period. These terrorist attacks and related events, including recent U.S. military actions overseas, have led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund's common stock. Non-investment grade securities tend to be more volatile than investment grade fixed income securities so that these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions will not have other material and adverse implications for the non-investment grade securities markets.


--------------------------------------------------------------------------------

                                    FEE TABLE


Stockholder Transaction Expenses:
    Maximum Sales Load (as a percentage of offering price)........       4.50%
    Offering Expenses Borne by the Fund (as a percentage
      of offering price)(a).......................................       0.20%
    Dividend Reinvestment Plan Fees...............................       None
Annual Expenses (as a percentage of net assets
  attributable to common stock):
    Investment Advisory Fees(b)(c)................................       0.85%
    Interest Payments on Borrowed Funds...........................       None
    Other Expenses(b)(c)..........................................       0.41%
                                                                         ----
      Total Annual Operating Expenses(b)(c).......................       1.26%
                                                                         ----
    Fee and Expense Reimbursement(b)(c)(d)........................      (0.23)%
      Total Net Annual Expenses(b)(c)(d)..........................       1.03%

------------
(a) The Investment Adviser has agreed to pay all of the Fund's organizational expenses. Offering costs will be paid by the Fund up to $.03 per share. The Investment Adviser or an affiliate has agreed to pay the amount by which the offering costs (other than the sales load and the $.005 per share partial reimbursement of expenses to the underwriters) exceeds $.03 per share of common stock (0.20% of the offering price). To the extent that the offering costs do not exceed $.03 per share of common stock, the Fund will pay the underwriters up to $.005 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. However, in no event will the Fund pay offering costs (other than the sales load, but including the partial reimbursement to the underwriters) in excess of $.03 per share of common stock.The offering costs to be paid by the Fund are not included in the annual expenses shown in the table. Offering costs borne by common stockholders will result in a reduction of capital of the Fund attributable to common stock. If the Fund offers preferred stock in an amount equal to approximately 35% of the Fund's capital, the costs of that offering, estimated to be approximately 1.40% of the total dollar amount of the preferred stock offering, will be effectively borne by the common stockholders and result in a reduction of the net asset value of the shares of common stock. These preferred stock offering costs are estimated to be approximately $.11 per share of common stock (0.73% of the offering price).

(b)   See "Investment Advisory and Management Arrangements" -- page 41.

(c) Assumes leverage by issuing preferred stock in an amount equal to approximately 35% of the Fund's capital at a dividend rate of 0.80%. If the Fund does not use leverage, it is estimated that, as a percentage of net assets attributable to common stock, the Investment Advisory Fee would be 0.55%, Interest Payments on Borrowed Funds would be None, Other Expenses would be 0.25%, Total Annual Expenses would be 0.80%, Fee and Expense Reimbursement would be 0.15% and Total Net Annual Expenses would be 0.65%.

(d) The Investment Adviser has contractually agreed to waive its fee in the amount of 0.15% of average daily net assets for the first five full years of the Fund's operations, 0.10% of average daily net assets for year six and 0.05% of average daily net assets for year seven. The Total Net Annual Expenses reflect expenses estimated for the first fiscal year restated to reflect this agreement.

Example
                                              1 Year  3 Years  5 Years  10 Years
                                              ------  -------  -------  --------
  An investor would pay the following
  expenses (including the sales load of
  $45, estimated offering expenses of
  this offering of $2.00 and the
  estimated preferred stock offering
  costs assuming the Fund offers
  preferred stock in an amount equal to
  approximately 35% of the Fund's
  capital (after issuance) of $7.30) on
  a $1,000 investment, assuming
  total annual expenses of 1.03% for
  years 1-5, 1.11% for year 6, 1.18%
  for year 7 and 1.26% for years 8-10
  and a 5% annual return throughout the
  periods ..............................       $64     $85      $108     $185

      The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year and assume that the Fund issues approximately 6,700,000 shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase. The Example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by the Securities and Exchange Commission (the "Commission") regulations. The Example should not be considered a representation of future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

                                    THE FUND

      Muni New York Intermediate Duration Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end fund. The Fund was incorporated under the laws of the State of Maryland on May 15, 2003, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

      The Fund is organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the stockholder, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount to net asset value. They may also, at times, trade at a premium to net asset value. The risk that shares will trade at a discount may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.


      The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other investment companies advised by the Fund's Investment Adviser with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and the stockholders of the Fund. See "Description of Capital Stock--Certain Provisions of the Charter and By-laws."


                                 USE OF PROCEEDS


      The net proceeds of this offering will be approximately $ million (or approximately $ million assuming the underwriters exercise the overallotment option in full) after payment of offering expenses estimated to be approximately
$      million and the deduction of the underwriting discount. However, in no event will the Fund pay offering costs (other than the underwriting discount, but including the partial reimbursement to the underwriters) in excess of $.03 per share of common stock. The Investment Adviser or an affiliate will pay the amount by which the offering costs (other than the underwriting discount and the up to $.005 per share partial reimbursement of expenses to the underwriters) exceeds $.03 per share of common stock. The Investment Adviser has agreed to pay all of the Fund's organizational expenses.


      The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies within approximately three months after completion of the offering of common stock, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short term, tax exempt securities. See "Investment Objective and Policies."

                        INVESTMENT OBJECTIVE AND POLICIES


      The Fund's investment objective is to provide stockholders with high current income exempt from Federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its objective by investing at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is exempt from

Federal income tax ("Municipal Bonds") and New York State and New York City personal income taxes ("New York Municipal Bonds"). Unless otherwise indicated, references in this prospectus to Municipal Bonds shall be deemed to include New York Municipal Bonds. The Fund's investment objective and its policy of investing at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in New York Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). To the extent the Investment Adviser considers that suitable New York Municipal Bonds are not available for investment, the Fund may purchase other municipal obligations exempt from Federal income tax but not New York State and New York City personal income taxes. Under normal market conditions, and after the initial investment period following this offering (expected to be approximately three months), the Fund will invest at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in Municipal Bonds with an option-adjusted duration, as calculated by Fund Asset Management, L.P. (the "Investment Adviser"), of three to ten years. This is a non-fundamental policy and may be changed by the Fund's Board of Directors provided that stockholders are provided with at least 60 days' prior notice of any change as required by the 1940 Act. The Fund expects to maintain, under normal market conditions, a dollar-weighted average portfolio duration of three to ten years. There is no limit on remaining maturity of each individual Municipal Bond investment by the Fund. There can be no assurance that the Fund's investment objective will be realized.

      Under normal market conditions, the Fund expects to invest at least 75% of its total assets in Municipal Bonds that are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's ("S&P") (currently AAA, AA, A and BBB) or Fitch Ratings ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Adviser, to other obligations in which the Fund may invest. Securities rated in the lowest investment grade category may be considered to have speculative characteristics.

      The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or, if unrated, are considered by the Investment Adviser to possess similar credit characteristics. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Description of Municipal Bonds --`High Yield' or `Junk' Bonds." The Fund does not intend to purchase debt securities that are in default or which the Investment Adviser believes will soon be in default.

      The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportation-related issuers. However, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund's portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.


      The value of bonds and other fixed income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities.

Under normal market conditions, the Fund expects to maintain a dollar-weighted average portfolio duration of three to ten years, including after giving effect to leverage. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's duration, the greater the change in the portfolio's value in response to changes in interest rates. The Investment Adviser increases or reduces the Fund's portfolio duration based on its interest rate outlook. When the Investment Adviser expects interest rates to fall, it attempts to maintain a longer portfolio duration. When the Investment Adviser expects interest rates to increase, it attempts to shorten the portfolio's duration. Generally, as is the case with any investment grade fixed income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, the Investment Adviser believes that the yield and price volatility characteristics of an intermediate duration portfolio generally offer an attractive trade-off between return and risk. There may be market conditions, however, where an intermediate duration portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer durations may be more attractive than individual intermediate duration Municipal Bonds.

      For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as "Temporary Investments"). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Adviser, prevailing market or financial conditions warrant. These investments will yield taxable income. From time to time, the Fund may also realize taxable capital gains.

      The Fund also may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax exempt obligations held by a financial institution. See "Other Investment Policies -- Temporary Investments." The Fund's hedging strategies, which are described in more detail under "Hedging Transactions -- Financial Futures Transactions and Options," are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's stockholders. The Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to seek to enhance return.

      Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Board of Directors of the Fund and the Investment Adviser will take into account in assessing the quality of such bonds, both the creditworthiness of the issuer of such bonds and the creditworthiness of the financial institution that provides the credit enhancement.

      The Fund ordinarily does not intend to realize investment income not exempt from Federal income tax and New York State and New York City personal income taxes. The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof if the Fund believes such securities to be exempt from Federal income taxation and New York State and New York City personal income taxation ("Non-Municipal Tax Exempt Securities"). Non-Municipal Tax Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. Interest received on certain otherwise tax exempt securities that are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. See "Taxes." The percentage of the Fund's total assets invested in "private activity bonds" will vary from time to time. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.


Risk Factors and Special Considerations Relating to New York Municipal Bonds


      New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. It now appears more likely that the national and New York economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns and fears of further terrorist attacks), instability in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions declines. See Appendix A -- "Economic and Other Conditions in New York."

Risk Factors and Special Considerations Relating to Municipal Bonds

      The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "Investment Objective and Policies -- Description of Municipal Bonds" and "-- Hedging Transactions -- Financial Futures Transactions and Options."

      The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation, that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which the Fund invests.

Description of Municipal Bonds

      Set forth below is a detailed description of Municipal Bonds and Temporary Investments in which the Fund may invest. Information with respect to ratings assigned to tax exempt obligations that the Fund may purchase is set forth in Appendix B to this prospectus. Obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes.

      Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds ("PABs").

      The Fund has not established any limit on the percentage of its portfolio that may be invested in IDBs or PABs. The Fund's common stock may not be a suitable investment for investors who are already subject to the Federal alternative minimum tax or who would become subject to the Federal alternative minimum tax as a result of an investment in the Fund's common stock. See "Taxes."


      General Obligation Bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and, the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.


      Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

      IDBs and PABs. The Fund may purchase IDBs and PABs. IDBs and PABs are, in most cases, tax exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed.


      Moral Obligation Bonds. The Fund also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

      Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation ("COPs") issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

      Indexed and Inverse Floating Rate Securities. The Fund may invest in Municipal Bonds (and Non-Municipal Tax Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a short term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short term tax exempt interest rate index). The Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short term interest rates increase, and will increase when short term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long term tax exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.


      When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The purchase will be received on the date the Fund enters into the commitment and the value of the securities will thereafter be reflected in the Fund's net asset value. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

      There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counter party may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.


      Call Rights. The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

      "High Yield" or "Junk" Bonds. The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. See Appendix B "Ratings of Municipal Bonds" for additional information regarding ratings of debt securities. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

      o Junk bonds may be issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

      o The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

      o Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

      o Junk bonds frequently have call or redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

      o Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

      o Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.


      The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

      Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Hedging Transactions

      The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. The Fund has no obligation to enter into hedging transactions and may choose not to do so.

      Financial Futures Transactions and Options. The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") in order to hedge its investments in Municipal Bonds against declines in value, to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Fund's return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

      Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for Federal income tax purposes. See "Taxes."


      Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

      The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.



      The Fund deals in financial futures contracts based on a long term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

      The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

      The Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.


      The Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Adviser should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

      Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.


      When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.


      Call Options on Futures Contracts. The Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

      Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.


      The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.


      The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

      Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. However, the Fund may engage in options and futures transactions for hedging purposes or to seek to enhance the Fund's return. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.


      When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

      Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.


      The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

      The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Investment Adviser, there appears to be an actively traded secondary market for such futures contracts.

      The successful use of transactions in futures and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.


      Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract. Because the Fund will engage in the purchase and sale of futures contracts for hedging purposes, or to seek to enhance the Fund's return, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.


      The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                            OTHER INVESTMENT POLICIES


      The Fund has adopted certain other policies as set forth below.

Temporary Investments


      The Fund may invest in short term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Interest Rate Swap Transactions

      In order to seek to hedge the value of a Fund against interest rate fluctuations or to seek to enhance the Fund's return, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps ("MMD Swaps") or Bond Market Association Municipal Swap Index swaps ("BMA Swaps"). To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Fund also may invest in MMD Swaps and BMA Swaps to seek to enhance income or gain or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

      The Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax exempt index, BMA Swaps may reduce cross-market risks incurred by the Fund and increase the Fund's ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

      The Fund also may purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

      In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

      The Fund has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Fund will segregate liquid securities having an aggregate net asset value at least equal to the accrued excess.

Credit Default Swap Agreements

      The Fund may enter into credit default swap agreements for hedging purposes or to seek to enhance its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). The Fund will at all times segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss.

VRDOs and Participating VRDOs


      VRDOs are tax exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.


      Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax exempt obligations as long as the Fund does not invest more than 20% of its total assets in such investments and certain other conditions are met. It is contemplated that the Fund will not invest more than 20% of its assets in Participating VRDOs.

      VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. The Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.


      The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase:
MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Adviser. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Adviser, market conditions warrant.


Repurchase Agreements


      The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

      In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.



Short Sales

      The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return.

      When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

      The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash or liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

      If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

      The Fund also may make short sales "against the box." These transactions will involve either short sales of securities retained in the Fund's portfolio or securities which it has the right to acquire without the payment of further consideration.

Investment in Other Investment Companies


      The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. The Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund's aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund's total assets at any time. If the Fund acquires shares in investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Borrowings

      The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings, provided; however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise, to redeem or repurchase shares of preferred stock, or for temporary, extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities. Borrowings by the Fund (commonly known, as with the issuance of preferred stock, as "leveraging") create an opportunity for greater total return since, for example, the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. See "Risks and Special Considerations of Leverage." In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.


                  RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE

Effects of Leverage


     The Fund currently intends to issue preferred stock within approximately three months after the completion of this offering. Under normal market conditions it is anticipated that the preferred stock will represent approximately 35% of the Fund's capital, including the capital raised by issuing the preferred stock, or approximately 54% of the Fund's common stock equity. There can be no assurance, however, that preferred stock will actually be issued or if issued what percentage of the Fund's capital it will represent. Issuing the preferred stock will result in the leveraging of the common stock. Although the Fund's Board of Directors has not yet determined the terms of the preferred stock offering, the Fund anticipates that the preferred stock will pay dividends that will be adjusted over either relatively short term periods (generally 7 to 28 days) or medium term periods (up to five years). The dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred stock offering will be invested in accordance with the Fund's investment objective. The expenses of the preferred stock, which will be borne by the Fund, will reduce the net asset value of the common stock. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred stock, the Fund anticipates that the terms of the preferred stock will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation (an "Additional Distribution"). Because under normal market conditions, obligations with longer maturities produce higher yields than short term and medium term obligations, the yield spread inherent in the difference between the short term and medium term rates (and any Additional Distribution) paid by the Fund as dividends on the preferred stock and the generally longer term rates received by the Fund on its portfolio securities may provide holders of common stock with a potentially higher yield.

     The Fund also may borrow money as discussed under "Other Investment Policies -- Borrowings."

     The use of leverage, however, involves certain risks to the holders of common stock. For example, issuance of the preferred stock may result in higher volatility of the Fund's yield, net asset value and in the market price of the common stock. In addition, changes in short term, medium term and long term rates and their relationship to each other, could negatively impact the Fund's yield, net asset value and market price of the common stock. Leverage will allow holders of common stock to realize a higher current yield or return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to earn higher income or return on its investment portfolio than the then current dividend rate (and any Additional Distribution) paid on the preferred stock. Similarly, since a pro rata portion of the Fund's net realized capital gains are generally payable to holders of common stock, the effect of leverage may be to increase the amount of such gains distributed to holders of common stock. However, short term, medium term and long term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve), depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short term, medium term and long term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short term and medium term rates may substantially increase relative to the long term obligations in which the Fund may be invested. If short term rates were to rise relative to long term rates, the incremental yield pickup on the common stock as a result of leverage will be reduced or eliminated completely. To the extent that the current dividend rate (and any Additional Distribution) paid on the preferred stock approaches the yield or return on the Fund's investment portfolio, the benefit of leverage to holders of common stock will be decreased. If the current dividend rate (and any Additional Distribution) paid on the preferred stock were to exceed the yield or return on the Fund's portfolio, holders of common stock would receive a lower yield or return than if the Fund were not leveraged. If long term rates rise, the value of the Fund's investments (including assets obtained from leverage) may decline. Since both the cost of issuing the preferred stock and any decline in the value of the Fund's investments (including investments purchased with the proceeds from any preferred stock offering) will be borne entirely by holders of common stock, the effect of leverage in a declining market would result in a greater decrease in the Fund's net asset value and possibly the market price of the common stock than if the Fund were not leveraged. If the Fund is liquidated, holders of preferred stock will be entitled to receive liquidating distributions before any distribution is made to holders of common stock.


      In an extreme case, a decline in net asset value could affect the Fund's ability to pay dividends on the common stock. Failure to make such dividend payments could adversely affect the Fund's qualification as a regulated investment company under the Federal tax laws. See "Taxes." However, the Fund intends to take all measures necessary to make common stock dividend payments. If the Fund's current investment income is ever insufficient to meet dividend payments on either the common stock or the preferred stock, the Fund may have to liquidate certain of its investments. In addition, the Fund will have the authority to redeem the preferred stock for any reason and may redeem all or part of the preferred stock under the following circumstances:


      o if the asset coverage for the preferred stock declines below 200%, or

      o in order to maintain the asset coverage guidelines established by the nationally recognized statistical rating organization(s) ("NRSRO(s)") that have rated the preferred stock.


Redemption of the preferred stock or insufficient investment income to make dividend payments may reduce the net asset value of the common stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.


      As discussed under "Investment Advisory and Management Arrangements," during periods when the Fund has preferred stock outstanding, the fees paid the Investment Adviser for investment advisory and management services will be higher than if the Fund did not issue preferred stock because the fees paid will be calculated on the basis of the Fund's average daily net assets (including any proceeds from the issuance of preferred stock), plus the proceeds of any outstanding borrowings used for leverage.

      Assuming the use of leverage by issuing preferred stock (paying dividends at a rate that generally will be adjusted every 7 days) in an amount representing approximately 35% of the Fund's capital at an annual dividend rate of 0.80% payable on such preferred stock based on market rates as of the date of this prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such dividend payments would be 0.28%.

      The following table is designed to illustrate the effect on the return to a holder of common stock of the leverage obtained by the issuance of preferred stock representing approximately 35% of the Fund's capital, assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and decreases the return when portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return
   (net of expenses)..................    (10)%     (5)%     0%     5%     10%
Corresponding Common Stock Return.....    (16)%     (8)%     0%     7%     15%

      Leveraging the common stock cannot be fully achieved until preferred stock is issued and the proceeds of such offering have been invested in accordance with the Fund's investment objective and policies.


Portfolio Management and Other Considerations

      If short term or medium term rates increase or other changes in market conditions occur to the point where the Fund's leverage could adversely affect holders of common stock as noted above (or in anticipation of such changes), the Fund may attempt to shorten the average maturity or duration of its investment portfolio in order to offset the negative impact of leverage. The Fund also may attempt to reduce the degree to which it is leveraged by redeeming preferred stock pursuant to the Fund's Articles Supplementary, which establish the rights and preferences of the preferred stock, or otherwise by purchasing shares of preferred stock. Purchases and redemptions of preferred stock, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. In determining whether or not it is in the best interest of the Fund and its stockholders to redeem or repurchase outstanding preferred stock, the Board of Directors will take into account a variety of factors, including the following:


      o     market conditions;

      o     the ratio of preferred stock to common stock; and

      o     the expenses associated with such redemption or repurchase.

If market conditions subsequently change, the Fund may sell previously unissued shares of preferred stock or shares of preferred stock that the Fund had issued but later repurchased or redeemed. The Fund will incur additional expenses in connection with the subsequent registration and sale of preferred stock.

      The Fund intends to apply for ratings of the preferred stock from one or more NRSRO(s). In order to obtain these ratings, the Fund may be required to maintain portfolio holdings that meet the specified guidelines of such organizations. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act. The Fund does not anticipate that these guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Ratings on preferred stock issued by the Fund should not be confused with ratings on the obligations held by the Fund.


      Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of the liquidation value of the outstanding preferred stock. Under the Fund's proposed capital structure, assuming the sale of shares of preferred stock representing approximately 35% of the Fund's capital, the net asset value of the Fund's portfolio is expected to be approximately 286% of the liquidation value of the Fund's preferred stock. To the extent possible, the Fund intends to purchase or redeem shares of preferred stock from time to time to maintain coverage of preferred stock of at least 200%.


      The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

                             INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions of the Fund and, prior to issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of common stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately as a class. The Fund may not:

            1. Make investments for the purpose of exercising control or management.


            2. Purchase or sell real estate, commodities or commodity contracts except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

            3. Issue senior securities or borrow money except as permitted by
      Section 18 of the 1940 Act.


            4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.


            5. Make loans to other persons, except (i) the Fund shall not be deemed to be making a loan to the extent that the Fund purchases Municipal Bonds or other debt instruments or enters into repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this prospectus.

            6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.


Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

            a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities and provided that the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

            b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions described under "Other Investment Policies."


            c. Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).


            d. Change its policy of investing, under normal market conditions, at least 80% of the Fund's net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in Municipal Bonds with an option-adjusted duration, as calculated by the Fund's Investment Adviser, of three to ten years, unless the Fund provides stockholders with at least 60 days' prior written notice of such change.


      If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.


      The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Fund's investments are limited, however, in order to allow the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Directors of the Fund to the extent necessary to comply with changes in the Federal tax requirements. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.


      The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions."

                             DIRECTORS AND OFFICERS


      The Directors of the Fund consist of five individuals, four of whom are not "interested persons" of the Fund as defined in the 1940 Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

      Each non-interested Director is a member of the Fund's Audit and Nominating Committee (the "Committee"). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund's independent auditors, including resolution of disagreements regarding financial reporting between Fund management and such auditors. The Board of the Fund has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee has retained independent legal counsel to assist them in connection with these duties. Since the Fund was incorporated, the Committee has held one meeting.


Biographical Information

      Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM") ("FAM/MLIM-advised funds") and other public directorships.


                                                                                             Number of
                                               Term of                                       FAM/MLIM-
                             Position(s)     Office** and                                   Advised Funds
                              Held with       Length of       Principal Occupation(s)      and Portfolios          Public
 Name, Address* and Age       the Fund       Time Served       During Past Five Years         Overseen          Directorships
-------------------------   -------------   --------------   --------------------------    --------------   ---------------------
Donald W. Burton (59)       Director        Director since   General Partner of The        21 registered    ITC DeltaCom, Inc.
                                            2003             Burton Partnership,           investment       (telecommunications);
                                                             Limited Partnership (an       companies        ITC Holding
                                                             Investment Partnership)       consisting of    Company, Inc.
                                                             since 1979; Managing          35 portfolios    (telecommunications);
                                                             General Partner of The                         Knology, Inc.
                                                             South Atlantic Venture                         (telecommunications);
                                                             Funds since 1983; Member                       MainBancorp, N.A.
                                                             of the Investment Advisory                     (bank holding
                                                             Committee of the Florida                       company); PriCare,
                                                             State Board of                                 Inc. (health care);
                                                             Administration since 2001.                     Symbion, Inc. (health
                                                                                                            care)

                                                        (footnotes on next page)

                                                                                             Number of
                                               Term of                                       FAM/MLIM-
                             Position(s)     Office** and                                   Advised Funds
                              Held with       Length of       Principal Occupation(s)      and Portfolios          Public
 Name, Address* and Age       the Fund       Time Served       During Past Five Years         Overseen          Directorships
-------------------------   -------------   --------------   --------------------------    --------------   ---------------------
M. Colyer Crum (71)         Director        Director since   James R. Williston            22 registered    Cambridge Bancorp
                                            2003             Professor of Investment       investment       (banking company)
                                                             Management
                                                             Emeritus,
                                                             companies Harvard
                                                             Business School
                                                             consisting of
                                                             since 1996; James
                                                             R. 36 portfolios
                                                             Williston
                                                             Professor of
                                                             Investment
                                                             Management,
                                                             Harvard Business
                                                             School, from 1971
                                                             to 1996.

Laurie Simon Hodrick (40)   Director        Director since   Professor of Finance and      21 registered    None
                                            1999             Economics, Graduate School    investment
                                                             of Business, Columbia         companies
                                                             University since 1998;        consisting of
                                                             Associate Professor of        35 portfolios
                                                             Finance and Economics,
                                                             Graduate School of
                                                             Business, Columbia
                                                             University from 1996 to
                                                             1998.

Fred G. Weiss (61)          Director        Director since   Managing Director of FGW      21 registered    Watson Pharmaceutical
                                            1998             Associates since 1977;        investment       Inc. (pharmaceutical
                                                             Vice President, Planning      companies        company)
                                                             Investment and Development    consisting of
                                                             of Warner Lambert Co. from    35 portfolios
                                                             1979 to 1997; Director of
                                                             BTG International PLC (a
                                                             global technology
                                                             commercialisation company)
                                                             since 2001; Director of
                                                             the Michael J. Fox
                                                             Foundation for Parkinson's
                                                             Research.

----------
 * The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.

** Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund's By-laws, Charter or by statute.

      Certain biographical and other information relating to the Director who is an "interested person" of the Fund as defined in the 1940 Act (the "interested Director") and the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in FAM/MLIM-advised funds and public directorships held.

                                                                                               Number of
                                               Term of                                         FAM/MLIM-
                           Position(s)       Office+ and                                     Advised Funds
                            Held with         Length of         Principal Occupation(s)      and Portfolios       Public
Name, Address* and Age      the Fund         Time Served         During Past Five Years         Overseen       Directorships
----------------------    -------------     --------------     --------------------------    --------------    -------------
Terry K. Glenn++ (62)     President         President and      President and Chairman        114 registered    None
                          and Director      Director+++        of the FAM/MLIM advised       investment
                                            since 2003         funds since 1999;             companies
                                                               Chairman (Americas            consisting of
                                                               Region) of MLIM from          159 portfolios
                                                               2000 to 2002; Executive
                                                               Vice President of MLIM
                                                               and the Investment
                                                               Adviser (which terms as
                                                               used herein, include
                                                               their corporate
                                                               predecessors) from 1983
                                                               to 2002; President of
                                                               FAM Distributors, Inc.
                                                               ("FAMD" or the
                                                               "Distributor") from 1986
                                                               to 2002 and Director
                                                               thereof from 1991 to
                                                               2002; Executive Vice
                                                               President and Director
                                                               of Princeton Services,
                                                               Inc. ("Princeton
                                                               Services") from 1993 to
                                                               2002; President of
                                                               Princeton
                                                               Administrators, L.P.
                                                               from 1988 to 2002;
                                                               Director of Financial
                                                               Data Services, Inc. from
                                                               1985 to 2002.

Donald C. Burke (43)      Vice President    Vice President     First Vice President of       113 registered    None
                          and Treasurer     and                MLIM since 1997 and the       investment
                                            Treasurer since    Treasurer thereof since       companies
                                            2003               1999; Senior Vice             consisting of
                                                               President and Treasurer       158 portfolios
                                                               of Princeton Services
                                                               since 1999; Vice
                                                               President of FAMD since
                                                               1999; Vice President of
                                                               MLIM and the Investment
                                                               Adviser from 1990 to
                                                               1997; Director of
                                                               Taxation of MLIM since
                                                               1990.

Roberto W. Roffo (37)     Vice President    Vice President     Vice President of MLIM        4 registered      None
                          and Portfolio     and Portfolio      since 1996; Portfolio         investment
                          Manager           Manager since      Manager of MLIM since         companies
                                            2003               1999.                         consisting of
                                                                                             4 portfolios

Brian D. Stewart  (34)    Secretary         Secretary          Vice President of MLIM        37 registered     None
                                            since              since 2002; Attorney          investment
                                            2003               associated with Reed          companies
                                                               Smith LLP from                consisting of
                                                               2001 to 2002; Attorney        51 portfolios
                                                               associated with
                                                               Saul Ewing LLP
                                                               from 1999 to
                                                               2001.


                                                        (footnotes on next page)

(footnotes from previous page)

----------

  * The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.


  + Elected by and serves at the pleasure of the Board of Directors of the Fund.


 ++ Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or the Investment Adviser acts as investment adviser. Mr. Glenn is an "interested person," as defined in the 1940 Act, of the Fund based on his former positions with the Investment Adviser, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.

+++ As Director, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Fund's By-laws, Charter or by statute.


         In the event that the Fund issues preferred stock, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. See "Description of Capital Stock."

Share Ownership

      Information relating to each Director's share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director ("Supervised Merrill Lynch Funds") as of December 31, 2002 is set forth in the chart below.


                                                       Aggregate Dollar Range of
                              Aggregate Dollar Range   Securities in Supervised
Name                          of Equity in the Fund      Merrill Lynch Funds*
----                          ----------------------   -------------------------
Interested Director:
   Terry K. Glenn ..........           None                 Over $100,000
Non-interested Directors:
   Donald W. Burton ........           None                 Over $100,000
   M. Colyer Crum ..........           None                 Over $100,000
   Laurie Simon Hodrick ....           None                 Over $100,000
   Fred G. Weiss ...........           None                 Over $100,000

----------
* For the number of FAM/MLIM-advised funds from which each Director receives compensation, see the table above under "Directors and Officers - Biographical Information."

      As of the date of this prospectus, the Investment Adviser owned all of the outstanding shares of common stock of the Fund; none of the Directors and officers of the Fund owned outstanding shares of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities in ML & Co.


Compensation of Directors

      Pursuant to its investment advisory agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries as well as such Directors' actual out-of-pocket expenses relating to attendance at meetings.


      The Fund pays each non-interested Director a combined fee for services on the Board and the Committee of $3,000 per year, $500 per in person Board meeting attended and $500 per in person committee meeting attended. The Fund pays the Chairman of the Committee an additional fee of $1,000 per year. The Fund reimburses each non-interested Director for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

      The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund's first full fiscal year and the aggregate compensation paid to them from all registered FAM/MLIM-advised funds for the calendar year ended December 31, 2002.


                                                                 Pension or                         Aggregate
                                                                 Retirement                       Compensation
                                                                  Benefits        Estimated         From Fund
                                                                 Accrued as         Annual          and other
                                   Position     Compensation      Part of        Benefits Upon       FAM/MLIM-
Name of Director                   with Fund     From Fund      Fund Expense      Retirement      Advised Funds
----------------                   ---------    ------------    ------------     -------------    -------------
Donald W. Burton ...........       Director        $7,000           None             None            $189,042
M. Colyer Crum* ............       Director        $8,000           None             None            $226,583
Laurie Simon Hodrick .......       Director        $7,000           None             None            $208,917
Fred G. Weiss ..............       Director        $7,000           None             None            $208,917


----------
*     Chairman of the Committee.

                 INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS


      The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of April 2003, the Investment Adviser and its affiliates, including MLIM, had a total of approximately $449 billion in investment company and other portfolio assets under management, including approximately $257 billion in fixed income assets. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


      The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.


      The Fund's portfolio manager will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain management services for the Fund. The Fund will be managed by a team of investment professionals from the Investment Adviser. The portfolio manager primarily responsible for the Fund's day-to-day management is Roberto W. Roffo.

      Roberto W. Roffo is a Vice President of MLIM since 1996 and has 13 years of experience investing in Municipal Bonds.

      For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.55% of the Fund's average daily net assets, plus the proceeds of any outstanding borrowings used for leverage ("average daily net assets" means the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock), minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's average daily net assets.


      The Investment Adviser has contractually agreed to waive a portion of its
fee during the first seven years of the Fund's operations ending July   , 2010,
as follows:

                                                  Fee Waiver (as a percentage
                                                  of average daily net assets)
                                                  ----------------------------
      Years 1 through 5 .....................                0.15%
      Year 6 ................................                0.10%
      Year 7 ................................                0.05%

The Investment Adviser has not agreed to waive any of its fee beyond July   ,
2010.

      The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.


      Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.


      In connection with the Board of Directors' consideration of the Investment Advisory Agreement, the Board reviewed information derived from a number of sources and covering a range of issues relating to, among other things, alternatives to the Investment Advisory Agreement. The Board of Directors considered the services to be provided to the Fund by the Investment Adviser under the Investment Advisory Agreement, as well as other services to be provided by the Investment Adviser and its affiliates under other agreements, and the personnel who will provide these services. In addition to the investment advisory services to be provided to the Fund, the Investment Adviser and its affiliates will provide administrative services, stockholder services, oversight of fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Fund's Board of Directors also considered the direct and indirect benefits to the Investment Adviser from its relationship with the Fund. The benefits considered by the Board of Directors included not only the Investment Adviser's compensation for investment advisory services, but also compensation paid to the Investment Adviser or its affiliates for other non-advisory services provided to the Fund. The Board of Directors concluded that the advisory fee was reasonable in relation to the services to be provided by the Investment Adviser to the Fund as well as the anticipated costs and benefits to be gained by the Investment Adviser in providing such services.

      In reaching its conclusion, the Board of Directors focused on the experience, resources and strengths of the Investment Adviser and its affiliates in managing leveraged, closed-end investment companies that invest in New York Municipal Bonds. The Board of Directors, based on their experience as directors of other investment companies managed by the Investment Adviser and its affiliates, also focused on the quality of the compliance and administrative staff at the Investment Adviser. In connection with its consideration of the Investment Advisory Agreement, the Board of Directors placed significant emphasis on the Fund's advisory fee rate and anticipated expense ratios as compared to those of comparable leveraged, closed-end funds managed by other investment advisers ("comparable funds") investing in New York Municipal Bonds and similar instruments as provided by Lipper Inc. In particular, the Board of Directors reviewed the advisory fee rate of seven comparable leveraged, closed-end funds with substantially similar investment objectives and policies. The Board of Directors noted that the Fund has the fourth lowest contractual advisory fee rate at the estimated asset level for the Fund among the comparable funds. Based in part on this fee comparison, and taking into account the quality of the various services to be provided to the Fund by the Investment Adviser and its affiliates discussed above, the Investment Adviser's experience in managing New York Municipal Bonds, and the Board of Directors' experience with the nature and quality of portfolio management, administrative and compliance services provided by the Investment Adviser to other investment companies, the Fund's Board of Directors concluded that the advisory fee rate was reasonable. The Board of Directors considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Fund's assets. The Fund's Board of Directors also reviewed materials supplied by counsel that were prepared for use by the Board of Directors in fulfilling its duties under the 1940 Act.

      Based on the information reviewed and the discussions, the Board of Directors, including a majority of the non-interested Directors, concluded that it was satisfied with the nature and quality of the services to be provided by the Investment Adviser to the Fund and that the advisory fee rate was reasonable in relation to such services. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.


Code of Ethics

      The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

                             PORTFOLIO TRANSACTIONS

      Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved.

The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available on any particular transaction.


      Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

      The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, the Fund does not deal with Merrill Lynch and its affiliates in connection with such principal transactions except that, pursuant to exemptive orders obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short term, tax exempt securities. See "Investment Restrictions." However, affiliated persons of the Fund, including Merrill Lynch, may serve as its brokers in certain over-the-counter transactions conducted on an agency basis. In addition, the Fund has received an exemptive order, under which it may purchase investment grade Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the "Group Order Exemptive Order"). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate.

      The Fund also may purchase tax exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.


      Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Fund's Board of Directors has considered all factors deemed relevant and has made a determination not to seek such recapture at this time. The Board of Directors will reconsider this matter from time to time.


      The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates.


      Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Investment Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

      Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

Portfolio Turnover


      Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal market conditions, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for stockholders.


                           DIVIDENDS AND DISTRIBUTIONS


      The Fund intends to distribute dividends from its net investment income monthly to holders of common stock. It is expected that the Fund will commence paying dividends to holders of common stock within approximately 90 days of the date of this prospectus. From and after issuance of the preferred stock, monthly dividends to holders of common stock normally will consist of net investment income remaining after the payment of dividends (and any Additional Distributions) on the preferred stock. The Fund currently intends either to pay out less than the entire amount of net investment income earned in any particular period or pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividend distributions. As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to attempt to maintain a more stable level of distributions to stockholders and may choose not to do so. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, will be distributed pro rata at least annually to holders of common stock and any preferred stock.


      While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, unless at the time of such declaration, (i) all accumulated preferred stock dividends, including any Additional Distribution, have been paid, and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated but unpaid Additional Distribution). If the Fund's ability to make distributions on its common stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for stockholders. See "Taxes."

      See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of common stock may be automatically reinvested in shares of common stock of the Fund. Dividends and distributions may be taxable to stockholders under certain circumstances as discussed below, whether they are reinvested in shares of the Fund or received in cash.


      The yield on the Fund's common stock will vary from period to period depending on factors including, but not limited to, the length of the initial investment period, market conditions, the ability of the issuer of the portfolio securities to pay interest on such securities, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in tax exempt interest rates (which may not change to the same extent or in the same direction as taxable rates) including changes in the relationship between short term rates and long term rates, the amount and timing of the issuance of the Fund's preferred stock, the effects of preferred stock leverage on the common stock discussed above under "Risks and Special Considerations of Leverage," the timing of the investment of preferred stock proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares.


                                      TAXES

General

      The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax exempt net income (see below), the Fund (but not its stockholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.


      The Code requires a regulated investment company ("RIC") to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.


      The Fund intends to qualify to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income for Federal income tax purposes ("tax exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's stockholders are derived from interest income excludable from gross income for Federal income tax purposes under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a stockholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Each stockholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such stockholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs or IDBs, if any, held by the Fund.

      The portion of exempt-interest dividends equal to the portion which the Fund's interest on New York Municipal Bonds bears to all of the Fund's tax exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the Fund's distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the Fund's tax exempt interest that is not derived from New York Municipal Bonds, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State and New York City personal income tax purposes. Distributions paid to a corporate stockholder from investment income, including exempt-interest dividends, and capital gains of the Fund will be subject to New York State corporate franchise and New York City corporation income tax.


      To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short term capital gains over net long term capital losses ("ordinary income dividends"), such distributions are considered taxable ordinary income for Federal income tax purposes and New York State and New York City personal income tax purposes. Distributions, if any, from an excess of net long term capital gains over net short term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares and, for New York State and New York City personal income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends. Distributions by the Fund, whether from exempt-income, ordinary income or capital gains, are not eligible for the dividends received deduction allowed to corporations under the Code.

      All or a portion of the Fund's gain from the sale or redemption of tax exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). The sale or exchange of common stock normally will result in capital gain or loss to the holders of common stock who hold their shares as capital assets. Generally, a shareholders' gain or loss will be long term capital gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the stockholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long term capital loss to the extent of any capital gain dividends received by the stockholder.

      No loss will be allowed on the sale of common stock if the stockholder purchases other common stock of the Fund (whether through reinvestment or distributions or otherwise) or the stockholder acquires or enters into a contract or an option to acquire shares that are substantially identical to common stock of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

      If you borrow money to buy the Fund's common stock, you may not be permitted to deduct the interest on that loan. Under Federal income tax rules, the Fund's common stock may be treated as having been bought with borrowed money even if the purchase of the Fund's common stock cannot be traced directly to borrowed money. Stockholders should consult their own tax advisers regarding the impact of an investment in common stock upon the deductibility of interest payable by the stockholder.

      Prior to purchasing the Fund's common stock, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of the Fund's common stock prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend. If the Fund pays a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

      The Internal Revenue Service (the "Service") has taken the position in a revenue ruling that if a RIC has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt-interest income and net long term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when common stock and one or more series of preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends among the holders of common stock and each series of preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. Capital gain dividends will similarly be allocated among the classes in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. When capital gain or other taxable income is allocated to holders of preferred stock pursuant to the allocation rules described above, the terms of the preferred stock may require the Fund to make an additional distribution to or otherwise compensate such holders for the tax liability resulting from such allocation.

      The Code subjects interest received on certain otherwise tax exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds that, although tax exempt, are used for purposes other than those performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject certain investors in such bonds, including stockholders of the Fund, to an increased Federal alternative minimum tax. The Fund intends to purchase such "private activity bonds" and will report to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year that constitutes an item of tax preference for Federal alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by the Fund.


      The Fund may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

      The Fund may engage in interest rate swaps. The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize payments made under certain circumstances. Additionally, because the treatment of swaps under the RIC qualification rules is not clear, the Fund will monitor its activity in this regard in order to maintain its qualification as a RIC. Because payments received by the Fund in connection with swap transactions will be taxable rather than tax exempt, they may result in increased taxable distributions to stockholders.


      Certain transactions of the Fund are subject to complex Federal income tax provisions that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income. Operation of these tax rules could, therefore, affect the character, amount and timing of distributions and result in increased taxable distributions to stockholders. Special tax rules also will require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.


      If at any time when shares of preferred stock are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Dividends and Distributions." This may prevent the Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If the Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable for Federal income tax purposes and New York State and New York City personal income tax purposes. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.


      As noted above, the Fund must distribute annually at least 90% of its net taxable and tax exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund contemplates issuing may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. The Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend. If the Fund ultimately relies solely on a legal opinion when it issues such preferred stock, there is no assurance that the Service would agree that dividends on the preferred stock are not preferential. If the Service successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could be disqualified as a RIC. In this case, dividends paid by the Fund would not be exempt from Federal income taxes. Additionally, the Fund would be subject to Federal income tax including the Federal alternative minimum tax.


      The value of shares acquired pursuant to the Fund's dividend reinvestment plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in the dividend reinvestment plan. Thus, stockholders who do not participate in the dividend reinvestment plan, as well as dividend reinvestment plan participants, might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.


      Under certain Code provisions, some taxpayers may be subject to a withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, stockholders subject to backup withholding are those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

      The Fund is generally not an appropriate investment for retirement plans, other entities that are not subject to tax and foreign stockholders.

                                   ----------

State and Local Taxes

      The exemption from Federal income tax for exempt-interest dividends does not necessarily result in an exemption for such dividends under the income or other tax laws of any state or local taxing authority. Stockholders are advised to consult their own tax advisers concerning state and local matters.

      In some states, the portion of any exempt-interest dividend that is derived from interest received by a RIC on its holdings of that state's securities and its political subdivisions and instrumentalities is exempt from that state's income tax. Therefore, the Fund will report annually to its stockholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and New York State and New York City tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and the applicable tax laws. The Code and the Treasury Regulations, as well as the New York State and New York City tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


      Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN


      Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a stockholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by EquiServe, L.P. ("EquiServe"), as agent for stockholders in administering the Plan (the "Plan Agent"), in additional shares of common stock of the Fund. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Stockholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by EquiServe, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.


      Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund ("newly issued shares") or
(ii) by purchase of outstanding shares of common stock on the open market ("open-market purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

      In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

      The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

      In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

      There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

      The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

      Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.


      All correspondence concerning the Plan should be directed to the Plan Agent at 150 Royall Street, Canton, Massachusetts 02021.


                         MUTUAL FUND INVESTMENT OPTION


      Purchasers of shares of common stock of the Fund in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the "Original Shares") in Class A initial sales charge shares of certain FAM/MLIM advised open-end mutual funds ("Eligible Class A Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of Fund shares must be made through Merrill Lynch or another broker-dealer or other financial intermediary ("Selected Dealer") that maintains an arrangement with the open-end fund distributor for the purchase of the Eligible Class A Shares, and the net proceeds therefrom must be immediately reinvested in Eligible Class A Shares. Second, the Fund shares must either have been acquired in the Fund's initial public offering or represent dividends paid or shares of common stock acquired in such offering. Third, the Fund shares must have been continuously maintained in a securities account held by Merrill Lynch or another Selected Dealer. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. The Eligible Class A Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee.


                                 NET ASSET VALUE

      Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.


      The Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts and interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Directors.


      The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day each week. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.


      The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest.


                          DESCRIPTION OF CAPITAL STOCK

      The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares initially are classified as common stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify an amount of unissued common stock as preferred stock and at that time offer shares of preferred stock. See "Risks and Special Considerations of Leverage."

Common Stock

      Shares of common stock, when issued and outstanding, will be fully paid and non-assessable. Stockholders are entitled to share pro rata in the net assets of the Fund available for distribution to stockholders upon liquidation of the Fund. Stockholders are entitled to one vote for each share held.

      In the event that the Fund issues preferred stock and so long as any shares of the Fund's preferred stock are outstanding, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Risks and Special Considerations of Leverage."

      The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its stockholders.


      The Investment Adviser provided the initial capital for the Fund by
purchasing      shares of common stock of the Fund for $     . As of the date of
this prospectus, the Investment Adviser owned 100% of the outstanding shares of common stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.


Preferred Stock

      It is anticipated that the Fund's shares of preferred stock will be issued in one or more series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the holders of common stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common stock have no preemptive right to purchase any shares of preferred stock that might be issued. It is anticipated that the net asset value per share of the preferred stock will equal its original purchase price per share plus accumulated dividends per share.



      The Fund's Board of Directors has declared its intention to authorize an offering of shares of preferred stock (representing approximately 35% of the Fund's capital immediately after the issuance of such preferred stock) within approximately three months after completion of the offering of common stock, subject to market conditions and to the Board's continuing to believe that leveraging the Fund's capital structure through the issuance of preferred stock is likely to achieve the benefits to the holders of common stock described in the prospectus. Although the terms of the preferred stock, including its dividend rate, voting rights, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund's Charter), the initial series of preferred stock will be structured to carry either a relatively short term dividend rate, in which case periodic redetermination of the dividend rate will be made at relatively short intervals (generally 7 or 28 days), or a medium term dividend rate, in which case periodic redetermination of the dividend rate will be made at intervals of up to five years. In either case, such redetermination of the dividend rate will be made through an auction or remarketing procedure. The Board also has indicated that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be as stated below.

      Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends whether or not earned or declared) before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

      Voting Rights. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of shares of preferred stock will have equal voting rights with holders of shares of common stock (one vote per share) and will vote together with holders of common stock as a single class.

      In connection with the election of the Fund's Directors, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. So long as any preferred stock is outstanding, the Fund will have not less than five Directors. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding shares of preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund's directors until all dividends in default have been paid or declared and set apart for payment.

      The affirmative vote of the holders of a majority of the outstanding shares of the preferred stock, voting as a separate class, will be required to
(i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

      Redemption Provisions. It is anticipated that shares of preferred stock will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of preferred stock will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred stock specified by the rating agencies that issue ratings on the preferred stock.


Certain Provisions of the Charter and By-laws

      The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause but only by vote of the holders of at least 66-2/3% of the shares entitled to vote in an election to fill that directorship.

      In addition, the Charter requires the favorable vote of the holders of at least 66-2/3% of the Fund's shares to approve, adopt or authorize the following:


      o a merger or consolidation or statutory share exchange of the Fund with any other corporation;

      o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

      o     a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the By-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.


      In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66-2/3% of the Fund's outstanding shares of capital stock (including any preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the By-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange.


      Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money and the purchase of illiquid securities.


      The Charter and By-laws provide that the Board of Directors has the power, to the exclusion of stockholders, to make, alter or repeal any of the By-laws (except for any By-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Charter, nor any of the foregoing provisions of the Charter requiring the affirmative vote of 66-2/3% of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

      The Board of Directors has determined that the 66-2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Charter on file with the Commission for the full text of these provisions.


      The Fund's By-laws generally require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting following the first annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days nor more than 90 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of stockholders, the notice must be given no later than the tenth calendar day following the day upon which public disclosure of the date of the meeting is first made. Any notice by a stockholder must be accompanied by certain information as provided in the By-laws.

                                    CUSTODIAN


      The Fund's securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.
                                  UNDERWRITING

      The Fund intends to offer the shares through the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund and the Investment Adviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter listed below has severally has agreed to purchase from the Fund, the number of shares listed opposite their names below.

                                                                       Number of
              Underwriter                                               Shares
              -----------                                              ---------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated..............

                                                                       ---------
              Total
                                                                       =========


      The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

      The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

      The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts


      The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $ per share. The underwriters may allow, and the dealers may reallow,
a discount not in excess of $    per share to other dealers. There is a sales
charge or underwriting discount of $.675 per share, which is equal to 4.5% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before
August   , 2003.


      The following table shows the public offering price, underwriting discount and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.


                                                  Per       Without       With
                                                 Share      Option       Option
                                                 -----      ------       ------
Public offering price.......................     $15.00        $            $
Underwriting discount.......................      $.675        $            $
Proceeds, before expenses, to the Fund......    $14.325        $            $

      The expenses of the offering, excluding underwriting discount, are
estimated at $     and are payable by the Fund. To the extent that the Fund's offering costs do not exceed $.03 per share of common stock, the Fund has agreed to pay the underwriters up to $.005 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. However, in no event will the Fund pay offering costs (other than the underwriting discount, but including the partial reimbursement to the underwriters) in excess of $.03 per share of common stock. The Investment Adviser or an affiliate has agreed to pay the amount by which the offering costs (other than the underwriting discount and the up to $.005 per share partial reimbursement of expenses to the underwriters) exceeds $.03 per share of common stock. The Investment Adviser has agreed to pay all of the Fund's organizational expenses.


Overallotment Option


      The Fund has granted the underwriters an option to purchase up to additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.


Price Stabilization, Short Positions and Penalty Bids

      Until the distribution of the shares is completed, Commission rules may limit the underwriters and selling group members from bidding for and purchasing the Fund's shares. However, the representatives may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

      If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

      The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters' short position or to stabilize the price of such shares, it may reclaim the amount of the selling concession from the underwriters and selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

      Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing


      Prior to this offering, there has been no public market for the shares. The Fund plans to apply to list its shares on the NYSE or another national securities exchange under the symbol "MNE." However, during an initial period that is not expected to exceed two weeks from the date of this prospectus, the Fund's shares will not be listed on any securities exchange. Additionally, before it begins trading, the underwriters do not intend to make a market in the Fund's shares, although a limited market may develop. Thus, it is anticipated that investors may not be able to buy and sell shares of the Fund during such period. In order to meet the requirements for listing, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.


Other Relationships


      The Investment Adviser (and not the Fund) also has agreed to pay a fee to Merrill Lynch quarterly at the annual rate of 0.10% of the Fund's average daily net assets through July , 2008 and at the annual rate of 0.15% of the Fund's average daily net assets thereafter during the continuance of the Investment Advisory Agreement. The maximum amount of this fee plus the partial reimbursement of underwriting expenses discussed above will not exceed 4.5% of the aggregate initial offering price of the common stock offered hereby; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of 10% back to the closing date of this offering. Merrill Lynch has agreed to provide certain after-market services to the Investment Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

      The Fund anticipates that Merrill Lynch and other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than Merrill Lynch may from time to time act as dealers in connection with the execution of portfolio transactions. See "Portfolio Transactions." Merrill Lynch is an affiliate of the Investment Adviser.


      The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

             TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR


      The transfer agent, dividend disbursing agent and registrar for the shares of common stock of the Fund is EquiServe, L.P., 150 Royall Street, Canton, Massachusetts 02021.

                          ACCOUNTING SERVICES PROVIDER

      State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

                                 LEGAL OPINIONS


      Certain legal matters in connection with the shares of common stock offered hereby are passed on for the Fund by Sidley Austin Brown & Wood LLP, New York, New York. Certain legal matters will be passed on for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely on the opinion of Sidley Austin Brown & Wood LLP as to certain matters of Maryland law.


                        INDEPENDENT AUDITORS AND EXPERTS


                , independent auditors, have audited the statement of assets and
liabilities of the Fund as of July   , 2003 which is included in this prospectus
and Registration Statement. The statement of assets and liabilities is included in reliance upon their report, which is also included in this prospectus and in the Registration Statement, given on their authority as experts in accounting and auditing.


                             ADDITIONAL INFORMATION

      The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports and other information with the Commission. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning
the Fund can also be inspected at the offices of the                Exchange.

      Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Stockholder of Muni New York Intermediate Duration Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of
Muni New York Intermediate Duration Fund, Inc. as of July   , 2003. This
statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.


      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.


      In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Muni New York Intermediate Duration Fund, Inc. at July , 2003 in conformity with generally accepted accounting principles.


July   , 2003

                 Muni New York Intermediate Duration Fund, Inc.

                       Statement of Assets and Liabilities


                                  July   , 2003

ASSETS

   Cash..............................................................   $

   Offering costs (Note 1)...........................................
                                                                        --------

      Total assets...................................................
                                                                        ========

LIABILITIES
   Liabilities and accrued expenses (Note 1).........................
                                                                        --------

NET ASSETS...........................................................   $
                                                                        ========

NET ASSETS CONSIST OF:
   Common Stock, par value $.10 per share; 200,000,000 shares
      authorized;           shares issued and outstanding (Note 1)...   $

   Paid-in Capital in excess of par..................................
                                                                        --------

   Total Capital-Equivalent to $       net asset value per share
      of Common Stock (Note 1).......................................   $
                                                                        ========


                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

Note 1. Organization


      The Fund was incorporated under the laws of the State of Maryland on May 15, 2003, and is registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment
Adviser") of an aggregate of shares for $   on July  , 2003. The General Partner
of the Investment Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. Certain officers and/or directors of the Fund are officers of the Investment Adviser.

      The Investment Adviser, on behalf of the Fund, will incur organization
costs estimated at $     . In no event will the Fund pay offering costs (other
than the underwriting discount, but including the partial reimbursement to the underwriters) in excess of $.03 per share of common stock. The Investment Adviser or an affiliate will pay the amount by which the offering costs of the Fund (other than the underwriting discount and the up to $.005 per share partial reimbursement of expenses to the underwriters) exceeds $.03 per share of common stock. Direct costs relating to the public offering of the Fund's shares will be charged to Capital at the time of the issuance of shares.


Note 2. Investment Advisory Arrangements


      The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory and management services at an annual rate of 0.55% of the Fund's average daily net assets (including any proceeds from the issuance preferred stock), plus the proceeds of any outstanding borrowings used for leverage.

      The Investment Adviser has contractually agreed to waive a portion of its fee during the first five full years of operations at the annual rate of 0.15% of the average daily net assets of the Fund and at a declining rate for an additional two years. The Investment Adviser has not agreed to waive any portion of its fee beyond the seven year period.


Note 3. Federal Income Taxes

      The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

                                   APPENDIX A

                    ECONOMIC AND OTHER CONDITIONS IN NEW YORK


      The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated. The Fund has not independently verified this information.


      The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

      General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State.

      The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2003 through 2007 fiscal years (the "2003-2007 Financial Plan," "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.


      For each of the 1981 through 2002 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary and other transfers ("transfers"). For the 2002 fiscal year, the City had an operating surplus of $686 million, before transfers. General Fund total revenues for the 2002 fiscal year were approximately $40.86 billion. The City's Financial Plan for the 2003 through 2007 years projects revenues and expenditures for the 2003 and 2004 fiscal years, balanced in accordance with GAAP. The City has shown a pattern of consistently projecting and closing budget gaps. The City has outlined a gap-closing program which anticipates additional City agency programs to reduce expenditures or increase revenues and additional federal and state actions such as intergovernmental aid to the City. There can be no assurance that additional gap-closing measures, such as tax increases or reductions in the City services, will not be required.


      As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City Financial Plan projects budget balances in the 2003-2004 fiscal years and budget gaps for each of the 2005, 2006 and 2007 fiscal years. A pattern of current year balance or surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

      World Trade Center Attack. On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the Financial district was interrupted.

      Recovery, clean up and repair efforts will result in substantial expenditures. The federal government has committed over $21 billion for disaster assistance in New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. This amount includes approximately $15.5 billion of appropriations for costs such as cleanup, economic development, job training, transit improvements, road reconstruction and grants to residents and businesses in lower Manhattan. It also includes approximately $5.5 billion for economic stimulus programs directed primarily at businesses located in the Liberty Zone, the area surrounding the World Trade Center site. These programs include expanding tax credits, increasing depreciation deductions, authorizing the issuance of tax exempt private activity bonds and expanding authority to advance refund some bonds issued to finance facilities in the City.

      The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

      In addition, the State authorized the Transitional Finance Authority ("TFA") to have outstanding $2.5 billion of bonds ("Recovery Bonds") and New York City notes ("Recovery Notes") to pay costs related to or arising from the September 11 attack ("Recovery Costs").

      City's Financing Program. Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of the TFA, which issues debt secured by personal income tax and sales tax revenues, TSASC, Inc., ("TSASC"), which issues debt secured by revenues derived from the settlement of litigation with tobacco companies, and the New York City Municipal Water Finance Authority (the "Water Authority") which issues debt secured by water and sewer revenues. The TFA and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.


      2003-2007 Financial Plan. On April 23, 2003, the City submitted to the Control Board the Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan is a modification to the financial plan submitted to the Control Board on June 26, 2002 (the "June Financial Plan"), as subsequently modified by the financial plans submitted to the Control Board on November 18, 2002 (the "November Financial Plan") and January 31, 2003 (the "January Financial Plan"). The Financial Plan projects revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projects gaps of $752 million, $1.4 billion and $1.2 billion for fiscal years 2005, 2006 and 2007, respectively, assuming successful implementation of the gap-closing actions proposed in the Financial Plan.

      The gap-closing program proposed in the Financial Plan, which was prepared prior to the recent adoption of the State budget by the State Legislature, includes: (i) a City proposal to reform the personal income tax to include income of non-residents employed in the City in the tax base, which would generate $1.4 billion, $1.5 billion and $1.6 billion in fiscal years 2004 through 2006, respectively, which was not approved by the State Legislature during the State budget adoption process; (ii) $200 million, $583 million and $96 million in fiscal years 2004 through 2006, respectively, of back rent and renegotiated future lease payments for the City's airports, which is subject to the settlement of the City's claim for back rent and the renegotiation of the City's airport leases; and (iii) additional State and federal assistance which require the approval of the State and federal governments. Additional federal gap-closing actions proposed in the Financial Plan include $420 million in fiscal year 2003 (in addition to the $230 million previously provided) to reimburse the City for costs related to the September 11 attack and other initiatives totaling $200 million in fiscal year 2004 and $250 million in each of fiscal years 2005 and 2006, which could include providing the City with flexibility concerning the use of existing federal funding, mandate relief, increasing federal funding for Medicaid and Medicare or other federal assistance. The federal government has recently passed legislation increasing federal funding for Medicaid which is expected to generate approximately $290 million for the City over the fifteen months ending June 30, 2004. The additional State actions proposed in the Financial Plan include: (i) regional transportation initiatives which would generate additional revenues or produce savings for the City totaling $200 million, $600 million and $800 million in fiscal years 2004, 2005 and 2006, respectively, which could include imposing tolls on all Manhattan crossings or transferring responsibility for the local private bus system to the Metropolitan Transportation Authority; and (ii) other initiatives totaling $252 million in fiscal year 2004 and $236 million annually in each of fiscal years 2005 and 2006, which could include Medicaid cost containment, tort reform and other State assistance. In addition to the personal income tax and other initiatives in the Financial Plan requiring State action, the Financial Plan assumes that the State will continue to provide sufficient categorical aid to fund any increased costs of continuing existing State categorical grant programs, and that the adopted State budget would restore aid not provided in the Governor's 2003-2004 State Executive Budget, including $275 million in State aid for extending the school day, $478 million of education aid reductions and $100 million of other State aid reductions.

      The Financial Plan also reflects changes since the June Financial Plan which decreased projected revenues and increased projected net expenditures. Changes in projected revenues include a decline in projected tax revenues of $873 million, $1.7 billion, $1.8 billion and $1.9 billion in fiscal years 2003, 2004, 2005 and 2006, respectively, reflecting primarily continuing decreases in projected personal income, business and sales tax revenues as well as the elimination of previously assumed non-tax revenues. The decline in projected tax revenue growth reflects the September 11 attack and a continued weak economy, which has resulted in lower wage earnings, lower corporate earnings, local job losses exceeding 117 in 2002, a disruption in tourism and related spending and the continuing decline in financial services sector profits and employee income. Changes in projected expenditures since the June Financial Plan include (i) increased pension costs totaling $317 million, $573 million and $888 million for fiscal years 2004, 2005 and 2006, respectively, resulting primarily from additional pension benefits investment losses in fiscal year 2002 totaling 8%, which exceeded the 3% loss assumed in the June Financial Plan; and (ii) the elimination of $223 million, $296 million, $291 million and $412 million of previously assumed labor productivity initiatives in fiscal years 2003, 2004, 2005 and 2006. Changes in projected expenditures also include increased agency spending, increased costs for settling claims against the City, increased health and welfare spending primarily for Medicaid and increased debt service costs in fiscal year 2004.


      The Financial Plan assumes that the City's costs relating to the September 11 attack will be paid in substantial part from federal aid and funds previously provided by the TFA. The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining, or for increased pension expenditures if investment of pension fund assets fails to achieve the 0% investment earnings assumption in the Financial Plan in fiscal year 2003. It is estimated that each 1% wage increase for all City employees for subsequent contract periods would cost approximately $200 million annually.


      In connection with the State budget process, the State Legislature did not approve the City proposal to reform the personal income tax to tax income of non-residents employed in the City. In addition to the personal income tax and other initiatives in the Financial Plan requiring State action, the Financial Plan assumes that the State will continue to provide sufficient categorical aid to fund any increased costs of continuing existing State categorical grant programs. The State Legislature completed action on the budget for the 2003-04 fiscal year on May 15.

      The State Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of tax increases and spending additions passed by the State Legislature. The adopted budget (the "Enacted Budget") projects balance on a cash basis for the 2003-04 fiscal year, with General Fund disbursements, including transfers to other funds, projected to total $42.7 billion ($40.8 billion after adjusting for $1.9 billion in payment deferrals caused by the delay in securitizing State tobacco settlement payments) and a General Fund closing balance of $730 million. The State Division of the Budget ("DOB") analysis of the Enacted Budget, which is detailed in a report prepared on May 28, 2003 (the "May Report"), indicates that changes since the Executive Budget increase General Fund spending by $2.3 billion above the levels recommended by the Governor and that, as compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases, offset by lower revenue results for 2002-03 and the April income tax settlement. As a result, the May Report stated that the General Fund Financial Plan would have a potential imbalance of approximately $900 million in 2003-04, and gaps of more than $6 billion in 2004-05 and $8 billion in 2005-06, before potential benefits provided by recently enacted federal Medicaid and revenue sharing aid and savings from a fiscal management plan being developed by the State, which are expected to total approximately $900 million annually. The May Report further noted that certain appropriations and spending authorizations in the Enacted Budget may be legally flawed, and that the State will review all such authorizations and continue to assess the degree to which any legal deficiencies may reduce overall spending levels.

      With respect to State cash requirements, the May Report stated that the General Fund is projected to end May with a balance of $2.15 billion and that this balance, along with June receipts, will be used to make the school aid payments to localities (including the City) deferred from March on June 2, as well as weekly Medicaid, payroll, and other critical payments. This will result in cash balances declining to very low levels by mid -June. The May Report stated that the State expects to make the remaining May and June school aid payments in late June upon the receipt of tobacco securitization proceeds, and that absent these proceeds, General Fund resources would be insufficient to pay school aid to localities and to end the month with a positive cash balance.

      The May Report noted that future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. The May Report noted that the outyear gap estimates do not assume any collective bargaining salary increases. If the projected budget gap for 2004-05 is closed fully with recurring actions, the 2005-06 budget gap would be reduced to under $2 billion. The State expects to produce its Annual Information Statement in early June 2003, which will reflect the adopted budget and other changes to its financial plan projections.


      It can be expected that the Financial Plan will engender public debate, which will continue through the time the budget is scheduled to be adopted in June 2003, and it is possible that projected savings and revenues will not be realized. Accordingly, the Financial Plan may be changed substantially by the time the budget for fiscal year 2004 is adopted. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

      Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the effects on the City economy of the September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2003 through 2007 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the ability of the City and other financing entities to market their securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials (see "Certain Reports" within).


      Personal Service Costs. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to Federal or State funds or water and sewer funds, will decrease from an estimated level of 252,419 on June 30, 2003 to an estimated level of 245,670 by June 30, 2007, before implementation of out-year gap-closing programs included in the Financial Plan.


      Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that state budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants, which could have adverse effects on the City's cash flow or revenues. The City assumes that the costs relating to the September 11 attack on the World Trade Center will be paid from Federal aid and borrowings by the TFA.

      Certain Reports. From time to time, the Control Board staff, Office of the State Deputy Comptroller ("OSDC"), the City Comptroller, the Independent Budget Office ("IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.


      On May 27, 2003, the City Comptroller released a report on the state of the City's Executive Budget for fiscal year 2004. In his report, the City Comptroller stated that the City is in the middle of difficult economic times, with a continued recession, the impact of the September 11 attack and difficulties in the nation's financial markets reflected in the City's financial condition. The City Comptroller's report concluded that, after accounting for the impact of the budget enacted by the State Legislature, the City's Executive Budget for fiscal year 2004 contains $618 million in net risks, and identified $2.9 billion in risks for fiscal year 2005, including the $752 million gap set forth in the Financial Plan for fiscal year 2005.

      On March 20, 2003, the staff of the Control Board issued a report reviewing the January Financial Plan. In its report, the staff concluded that the City is in a good position to balance its budget in fiscal year 2003, but that there are substantial risks to initiatives in the January Financial Plan in fiscal years 2004 through 2007, which rely almost exclusively on actions by the State, the federal government and the municipal unions, many of which may be difficult, if not impossible, to achieve as currently constituted.

      On March 3, 2003, the staff of the OSDC issued a report on the January Financial Plan for fiscal years 2003 through 2007. The report identified risks, including the gaps projected in the January Financial Plan, totaling $175 billion, $3.4 billion, $4.5 billion, $4.7 billion and $4.6 billion for fiscal years 2003 through 2007, respectively.

      Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short term obligations within their fiscal year of issuance. The City anticipates that its seasonal financing needs for its 2003 fiscal year will be satisfied by its $1.5 billion of short term obligations issued on October 9, 2002. To finance its projected cash flow needs, the City issued $1.5 billion of short term obligations in fiscal year 2002, $750 million of short term obligations in fiscal year 2001, $750 million of short term obligations in fiscal year 2000, $500 million of short term obligations in fiscal year 1999, $1.075 billion of short term obligations in fiscal year 1998 and $2.4 billion of short term obligations in fiscal year 1997. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short term notes in amounts exceeding those expected early in such fiscal years.

      Outstanding Indebtedness. As of March 31, 2003, the City, the Municipal Assistance Corporation for the City of New York had respectively approximately $28.536 billion and $2.311 billion of outstanding net long term debt.

      Water, Sewer and Waste. The New York City Municipal Water Finance Authority ("Water Authority") is authorized to issue bonds to finance capital investment in the City's water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board and the Water Board holds a lease interest in the City's water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City's costs of operating the water and sewer system and as rental for the system. The City's Ten-Year Capital Strategy covering fiscal years 2004 through 2013 projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $16.24 billion of the $46.8 billion City-funded portion of the plan. The City's capital commitment plan for the 2003 through 2007 fiscal years reflects total anticipated City-funded water and sewer commitments which are expected to be financed with the proceeds of Water Authority debt of $9.1 billion.

      The City is subject to statutory and regulatory standards relating to the quality of its drinking water. The City's water supply now meets all technical standards and the City's current efforts are directed toward protection of the watershed area. A full scale water treatment facility to filter Croton system water is required under a federal consent decree. Since 1993, the United States Environmental Protection Agency ("USEPA") has issued filtration avoidance determinations ("FADs") pursuant to which the City is not required to filter water from the Catskill and Delaware Systems. On November 26, 2002, USEPA announced the issuance of a new FAD which supersedes previous determinations and will remain in effect until further determination is made, now scheduled for April 2007. The 2002 FAD provides that the City take action over the next five years to protect the Catskill and Delaware water supplies and justify the continuation of filtration avoidance. The City has estimated that if filtration of the Catskill/Delaware water supply system is ultimately required, the construction expenditures required could be between $3 billion and $4 billion.

      Litigation. The City is a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2002 amounted to approximately $4.3 billion.

New York State


      Recent Economic Developments. The New York economy suffered more than the nation as a whole during the recession, due to the September 11 devastation of downtown New York City and the importance of the finance and tourism industries to the State economy. Only now are there signs of an economic turnaround. Total State employment is projected to rise 0.3 percent in 2003, following a steep decline of 1.8 percent in 2002. Similarly, wage income is estimated to rise 2.0 percent in 2003, following a decline of 3.8 percent in 2002. Both wage and total personal income growth for 2003 are expected to be well below historical averages, due in part to further declines in bonus payments for the first quarter of 2003 on a year-over-year basis. The unemployment rate for 2002 was
6.1 percent and is expected to remain virtually unchanged for 2003.

      The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and size of the base to which State taxation applies. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. As defined under NAICS, the trade, transportation and utilities sector accounts for the largest component of state nonagricultural employment, but only the third largest when measured by income share. New York City is the nation's leading center of banking and finance and as a result, this is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

      Economic and Demographic Trends. In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. Total State nonagricultural employment has declined as a share of national nonagricultural employment.

      Recent Events. The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.

      2003-04 Fiscal Year. The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

      The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB analysis of the Enacted Budget, which is detailed in this report and in a preliminary report released on May 1, 2003,* indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted Federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time.

      Legislation enacted with the 2003-04 Budget relating to the Local Government Assistance Corporation ("LGAC") and NYC MAC (see "Authorities and Localities - the City of New York") intends that the State assume responsibility for debt service payments on the remaining $2.5 billion in outstanding NYC MAC bonds. Thirty annual payments of $170 million from sales tax receipts dedicated to LGAC are authorized to be pledged to a New York City-created public benefit corporation allowing the maturity of the debt to be extended through 2034, well beyond the original 2008 maturity of the outstanding NYC MAC debt. The Executive believes that the structure may be flawed and is continuing to evaluate the constitutional and legal issues raised by the legislation, the implications on the State's Debt Reform Act of 2000 (see below), and the impact on LGAC bondholders.

      In the revised 2002-03 Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.


----------
* Note: Reported in the May 2, 2003 Supplement to the 2002-03 AIS.

      After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund ("TSRF"), $20 million in the Contingency Reserve Fund ("CRF") to pay costs related to litigation against the State, and $85 million in the Community Projects Fund, which pays primarily for legislative "member items."

      The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

      General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).


Special Considerations


      Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of the DOB economic forecast, see the sections entitled "Economic and Demographics," "Current Fiscal Year - National Economy" and "Current Fiscal Year - State Economy" in this AIS.

      Based on current projections, the 2003-04 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in the current fiscal year. The plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. The fiscal management plan will also integrate savings from the Federal aid package enacted by Congress on May 23, 2003. DOB estimates the Federal package will provide the State and localities a total of $2.1 billion in fiscal relief over the next two State fiscal years, consisting of a temporary 2.95 percent increase in the Federal matching rate for State Medicaid expenditures (valued at $1.5 billion) and unrestricted aid payments (valued at $645 million). The Federal aid is expected to enhance the State's flexibility in preparing the fiscal management plan and maintaining a balanced budget in the 2003-04 fiscal year. DOB expects to incorporate the fiscal management plan into the Financial Plan projections by the release of the First Quarterly Update to the Financial Plan.

      The Executive is reviewing legal questions surrounding certain actions taken by the Legislature in enacting the 2003-04 budget. The State Constitution provides that the Legislature may not alter an appropriation bill submitted by the Governor except to strike out or reduce items, or to add appropriations that are stated separately and distinctly from the original appropriations. A number of court cases have interpreted and clarified the Legislature's powers to act on the appropriations contained in the Executive Budget (see the section entitled "Litigation" for a discussion of two ongoing cases). In light of the provisions of the State Constitution and existing case law, the Executive believes that the Legislature, in enacting changes to the Governor's Executive Budget for 2003-04, may have acted in a manner that violates State constitutional and statutory requirements.

      Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are underway on a new round of contracts. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

      DOB expects the State's cash flow position to experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the LGAC statute and related bond covenants. For a discussion of the LGAC restrictions, see the section entitled "Debt and Other Financing Activities - Local Government Assistance Corporation" in this AIS.

      An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

      In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $730 million in General Fund reserves, after implementation of the fiscal management plan.

      Prior Fiscal Years. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by the DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund (CRF), $159 million in the Community Projects Fund (CPF), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

      General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax fiscal receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year, as discussed previously in the AIS. In comparison to the 2001-02 Financial Plan projected in January 2002 (the "January Financial Plan"), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

      General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.


      The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year).


      State Retirement Systems. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 35 percent of the membership during the 2001-02 fiscal year. There were 2,859 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.


      As of March 31, 2002, 637,896 persons were members and 306,604 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

      Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The Office of State Comptroller ("OSC") reports the net assets available for benefits as of March 31, 2002 were $112.7 billion (including $2.1 billion in receivables), a decline of $1.3 billion or 1.2 percent from the 2000-01 billion level of $114 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2002 was $127 billion (including $42.7 billion for current retirees and beneficiaries), an increase of $6.8 billion or 5.7% from the 2000-01 level of $120.2 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets increased from $119.5 billion in 2001 to $125.2 billion on March 31, 2002.

      Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the LGAC, a public benefit corporation empowered to issue long term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation imposed a limitation on the annual seasonal borrowing of the State, except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth year after the limit was first exceeded (i.e., no TRAN seasonal borrowing in the fifth year). This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of the LGAC, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short term seasonal borrowings.


      Financing Activities. Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, for their debt service is subject to annual appropriation by the State Legislature.


      As of March 31, 2003, the total amount of outstanding general obligation debt was approximately $4.0 billion.

      The Debt Reform Act of 2000, which applies to all new State-supported debt issued on and after April 1, 2000, imposes phased-in caps on new debt outstanding and new debt service costs. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

      The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

      Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2002. On October 30, 2002, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 0.67 percent of personal income and debt service on such debt at 0.36 percent of total governmental receipts compared to the caps of 1.25 percent each. DOB expects that debt outstanding and debt service costs for the 2002-03 and 2003-04 fiscal years will also be within the statutory caps.

      Public Authorities -- General. As of December 31, 2002, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $104.7 billion, only a portion of which constitutes State-supported or State-related debt.


      Metropolitan Transportation Authority. The Metropolitan Transportation Authority ("MTA") reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The most recent estimate of overall property damage to the transit system (dated December 6, 2001) is $855 million. The MTA currently expects that insurance coverage in the amount of approximately $1.5 billion and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the World Trade Center attacks may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.


      Litigation. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-2004 State financial plan. There can be no assurance that adverse decisions in legal proceedings against the state would not exceed the amount of all potential 2003-04 State financial plan resources available for the payment of judgements, and could therefore affect the ability of the State to maintain a balanced 2003-04 State financial plan. The General Purpose Financial Statements for the 2002-2003 fiscal year will report probable, awarded and anticipated unfavorable judgments against the State. The Statements will be available in July 2003.

      Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2003-04 fiscal year or thereafter.

      Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools (44 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for mental hygiene programs (6 percent), higher education programs (5 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

      Spending in local assistance is estimated at $28.01 billion in 2003-04, an increase of $1.30 billion (4.9 percent) over the 2002-03 fiscal year. This net spending growth is primarily attributable to welfare assistance programs ($631 million), Medicaid ($318 million), additional spending in the Community Projects Fund ($350 million), higher spending for the Higher Education Service Corporation ($123 million) and various other local assistance programs. These increases are partially offset by an annual decline in spending for the City University of New York ($176 million) and a scheduled decline in payments for the Yonkers settlement agreement ($110 million).

      Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short term and long term borrowings. In 2001, the total indebtedness of all localities in the State, other than New York City, was approximately $24.4 billion.

                                   APPENDIX B

                           RATINGS OF MUNICIPAL BONDS

Description of Moody's Investors Service, Inc.'s ("Moody's") Municipal Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

      Short term Notes: The three ratings of Moody's for short term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades."

Description of Moody's Commercial Paper Ratings

      Moody's Commercial Paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's ("Standard & Poor's") Municipal Debt Ratings


      A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

      The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

      The ratings are based, in varying degrees, on the following considerations:

            I. Likelihood of payment--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

            II. Nature of and provisions of the obligation;

            III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Commercial Paper Ratings

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

      A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

            --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

            --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

Description of Fitch Ratings' ("Fitch") Investment Grade Bond Ratings

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

      Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR                Indicates that Fitch does not rate the specific issue.

Conditional       A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended         A rating is suspended when Fitch deems the amount of
                  information available from the issuer to be inadequate for rating purposes.

Withdrawn         A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert        Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

      Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Description of Fitch's Speculative Grade Bond Ratings

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C     Bonds are in imminent default in payment of interest or principal.

DDD,        Bonds are in default on interest and/or principal payments. Such
DD,         bonds are extremely speculative and should be valued on the basis of
and D       their ultimate recovery value in liquidation or reorganization of
Default     the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Description of Fitch's Short Term Ratings

      Fitch's short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium term notes, and municipal and investment notes.

      The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      Fitch short term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX C

                       TAXABLE EQUIVALENT YIELDS FOR 2003


         Taxable Income(1)                                                        A Tax Exempt Yield of
----------------------------------      2003      2003       -----------------------------------------------------------
                                      Federal   New York
                                        Tax     State Tax
Single Return(2)   Joint Return(2)    Bracket   Bracket(3)   5.00%     5.50%     6.00%       6.50%       7.00%     7.50%
----------------   ---------------    -------   ----------   -----     -----     -----       -----       -----     -----
                                                                    is equal to a New York State taxable yield of
$20,001-28,400     $40,001-47,450       15%       6.85%      6.31%     6.95%     7.58%       8.21%       8.84%      9.47%
$28,401-68,800     $47,451-114,650      25%       6.85%      7.16%     7.87%     8.59%       9.30%      10.02%     10.74%
$68,801-100,000    $114,651-150,000     28%       6.85%      7.46%     8.20%     8.95%       9.69%      10.44%     11.18%
$100,001-143,500   $150,001-174,700     28%        7.5%      7.51%     8.26%     9.01%       9.76%      10.51%     11.26%
$143,501-311,950   $174,701-311,950     33%        7.5%      8.07%     8.87%     9.68%      10.49%      11.29%     12.10%
Over $311,950      Over $311,950        35%        7.5%      8.32%     9.15%     9.98%      10.81%      11.64%     12.47%

          Taxable Income                                                                    A Tax Exempt Yield of
---------------------------------                                        -----------------------------------------------------
                                                    2003       2003
                                        2003      New York   New York
                                       Federal   State Tax   City Tax
                                        Tax       Bracket     Bracket
Single Return(2)   Joint Return(2)     Bracket      (3)         (4)      5.00%     5.50%   6.00%     6.50%     7.00%     7.50%
----------------   ---------------     -------      ---         ---      -----     -----   -----     -----     -----     -----
                                                                             is equal to a New York State taxable yield of
$28,401-50,000     $47,451-90,000        25%       6.85%       3.59%     7.44%     8.19%    8.93%    9.68%    10.42%    11.17%
$50,001-68,800     $90,001-114,650       25%       6.85%       3.65%     7.45%     8.19%    8.94%    9.68%    10.43%    11.17%
$68,801-100,000    $114,651-150,000      28%       6.85%       3.65%     7.46%     8.20%    8.95%    9.69%    10.44%    11.18%
$100,001-143,500   $150,001-174,700      28%        7.5%       4.25%     7.51%     8.26%    9.01%    9.76%    10.51%    11.26%
$143,501-311,950   $174,701-311,950      33%        7.5%       4.25%     8.07%     8.87%    9.68%   10.49%    11.29%    12.10%
Over $311,950      Over $311,950         35%        7.5%       4.25%     8.32%     9.15%    9.98%   10.81%    11.64%    12.47%


----------
(1) An investor's marginal tax rates may exceed the rates shown in the above tables if such investor does not itemize deductions for Federal income tax purposes or due to the reduction or possible elimination of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For investors who pay alternative minimum tax, tax-free yields may be equivalent to lower taxable yields than those shown above. As for stockholders who are subject to income taxation by states other than New York and cities other than New York City (including stockholders who pay non-resident income taxes), tax-free yields may be equivalent to lower taxable yields than those shown above. The above tables do not apply to corporate investors. The tax characteristics of the Fund are described more fully elsewhere in this prospectus. Consult your tax adviser for further details. These charts are for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.

(2) The above tables are based on the Federal taxable income brackets which are adjusted annually for inflation and the New York State and City taxable income brackets.


(3) A rate of 7.7% applies to net taxable income over $500,000, regardless of filing status, for tax years 2003 through 2005.

(4) This is the highest New York City effective marginal rate that applies to any income level in the range listed on the left of this Chart. A rate of 4.45% applies to net taxable income over $500,000 regardless of filing status for tax years 2003 through 2005. A rate of 4.25% applies to net taxable income over $150,000 for joint filers and net taxable income over $100,000 for single filers. A rate of 3.65% applies to net taxable income between $90,000 and $150,000 for joint filers and between $50,000 and $100,000 for single filers. A rate of 3.59% applies to income between $45,000 and $90,000 for joint filers and between $25,000 and $50,000 for single filers and a rate of 3.53% applies to income between $21,600 and $45,000 for joint filers and between $12,000 and $25,000 for single filers.

================================================================================


      Through and including August , 2003 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                           Shares


                           Muni New York Intermediate
                              Duration Fund, Inc.

                                  Common Stock

                                   ----------
                                   PROSPECTUS
                                   ----------

                               Merrill Lynch & Co.


                                 August   , 2003                CODE #19142-0603
================================================================================

                            PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(1)   Financial Statements:

      Independent Auditors' Report


      Statement of Assets and Liabilities as of July   , 2003


(2)   Exhibits:

      Exhibit
      Number     Description
      -------    -----------


      (a)      -- Articles of Incorporation of the Registrant.(a)

      (b)      -- By-laws of the Registrant.


      (c)      -- Not applicable


      (d)(1)   -- Portions of the Articles of Incorporation and By-Laws of the
                  Registrant defining the rights of holders of shares of common stock of the Registrant. (b)

      (d)(2)   -- Form of specimen certificate for shares of common stock of the
                  Registrant.


      (e)      -- Form of Automatic Dividend Reinvestment Plan.

      (f)      -- Not applicable


      (g)(1)   -- Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P. ("FAM" or the "Investment Adviser").

      (g)(2)   -- Form of Fee Waiver Agreement between the Registrant and FAM.

      (h)(1)   -- Form of Purchase Agreement between the Registrant and Merrill
                  Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and other underwriters.


      (h)(2)   -- Form of Merrill Lynch Standard Dealer Agreement.

      (h)(3)   -- Form of Master Agreement Among Underwriters.

      (i)      -- Not applicable


      (j)      -- Form of Custodian Agreement between the Registrant and State
                  Street Bank and Trust Company ("State Street"). (c)

      (k)(1)   -- Form of Registrar, Transfer Agency, Dividend Disbursing Agency
                  and Stockholder Service Agreement between the Registrant and EquiServe, L.P.(d)

      (k)(2)   -- Form of Administrative Services Agreement between Registrant and State Street. (e)


      (k)(3)   -- Form of Additional Compensation Agreement between FAM and
                  Merrill Lynch.

      (l)      -- Opinion and Consent of Sidley Austin Brown & Wood LLP.*

      (m)      -- Not applicable


      (n)      -- Consent of         , independent auditors for the Registrant.*


      (o)      -- Not applicable

      (p)      -- Certificate of FAM.*

      (q)      -- Not applicable


      (r)      -- Code of Ethics. (f)

----------
(a) Filed on May 16, 2003 as an exhibit to the Registrant's Registration Statement (the "Registration Statement") on Form N-2 (File No. 333-105345).

(b)   Reference is made to Article IV, Article V (sections 2, 3, 5, 6 and 7),
      Article VI, Article VII, Article VIII, Article IX, Article X and Article XII of the Registrant's Articles of Incorporation, filed as Exhibit (a) hereto; and to Article II, Article III (sections 1, 2, 3, 5 and 17),
      Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws, filed as Exhibit (b) to the Registration Statement.

(c) Incorporated by reference to Exhibit 7 to Post-Effective No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.

(d) Incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 of Corporate High Yield Fund, Inc. (File No. 333-10193), filed on December 31, 2002.

(e) Incorporated by reference to exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.

(f) Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Merrill Lynch Multi-State Limited Maturities Municipal Series Trust (File No. 33-50417), filed on November 22, 2000.


*     To be provided by amendment.

Item 25. Marketing Arrangements.

      See Exhibits (h)(1) and (2).

Item 26. Other Expenses of Issuance and Distribution.

      The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Registration fees ...................................................    $  *
                                                                         ----
Stock Exchange listing fee ..........................................       *
                                                                         ----
Printing (other than stock certificates) ............................       *
                                                                         ----
Engraving and printing stock certificates ...........................       *
                                                                         ----
Legal fees and expenses .............................................       *
                                                                         ----
Accounting fees and expenses ........................................       *
                                                                         ----
NASD fees ...........................................................       *
                                                                         ----
Underwriters' expense reimbursement .................................       *
                                                                         ----
Miscellaneous .......................................................       *
                                                                         ----
Total ...............................................................    $  *
                                                                         ====


----------
* To be provided by amendment.

Item 27. Persons Controlled by or Under Common Control with Registrant.

      The information in the prospectus under the captions "Investment Advisory and Management Arrangements" and "Description of Capital Stock--Common Stock" and in Note 1 to the Statement of Assets and Liabilities is incorporated herein by reference.

Item 28. Number of Holders of Securities.

There will be one record holder of the Common Stock, par value $0.10 per share, as of the effective date of this Registration Statement.

Item 29. Indemnification.


      Reference is made to Section 2-418 of the General Corporation Law of the State of Maryland, Article V of the Registrant's Articles of Incorporation,
Article VI of the Registrant's By-laws and Section 6 of the Purchase Agreement, which provide for indemnification.

      Article VI of the By-laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him or her in connection with proceedings to which he or she is a party in the manner and to the full extent permitted under the Maryland General Corporation Law; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his or her good faith belief that the standard of conduct necessary for the indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it ultimately should be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (i) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his or her undertaking; (ii) the Registrant is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

      The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the Maryland General Corporation Law from liability arising from his or her activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

      In Section 6 of the Purchase Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Merrill Lynch and each person, if any, who controls Merrill Lynch within the meaning of the Securities Act of 1933 (the "1933 Act") against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.


      Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant and Merrill Lynch, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of the Investment Adviser.

      FAM acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

      Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Investment Adviser, acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies and also acts as subadviser to certain other portfolios.

      The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Investment Adviser, MLIM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc., ("FAMD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

      Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his, her or its own account or in the capacity of director, officer, employee, partner or Director. Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM or its affiliates, and Mr. Doll is an officer of one or more of such companies.

                          Position(s) with                      Other Substantial Business,
     Name                Investment Adviser                  Profession, Vocation Or Employment
     ----                ------------------                  ----------------------------------
ML & Co.                 Limited Partner                 Financial Services Holding Company; Limited Partner
                                                         of MLIM

Princeton Services       General Partner                 General Partner of MLIM

Robert C. Doll, Jr.      President                       President of MLIM; President of Princeton Services;
                                                         Chief Investment Officer of OppenheimerFunds, Inc.
                                                         in 1999 and Executive Vice President thereof from
                                                         1991 to 1999

Donald C. Burke          First Vice President,           First Vice President, Treasurer and Director of
                         Treasurer and Director of       Taxation of MLIM; Treasurer of Princeton Services;
                         Taxation                        Senior Vice President and Treasurer of Princeton
                                                         Services from 1997 to 2002; Vice President
                                                         of FAMD; Senior Vice President of MLIM from
                                                         1999 to 2000; First Vice President of
                                                         MLIM from 1997 to 1999

Lawrence D. Haber        First Vice President            First Vice President of MLIM; Senior Vice President
                                                         and Treasurer of Princeton Services

Brian A. Murdock         Senior Vice President and       Senior Vice President of MLIM and Chief Operating
                         Chief Operating Officer         Officer of MLIM Americas; Chief Investment Officer
                                                         of EMEA Pacific Region and Global CIO for Fixed
                                                         Income and Alternative Investments; Head of MLIM's
                                                         Pacific Region and President of MLIM Japan,
                                                         Australia and Asia

Andrew J. Donohue        General Counsel                 General Counsel of MLIM and Princeton Services

ITEM 31. Location of Account and Records.

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, and the Rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

ITEM 32. Management Services.

      Not applicable.

ITEM 33. Undertakings.

      (a) The Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if
(1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

      (b) The Registrant undertakes that:

            (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

            (2) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, State of New Jersey, on the 24th day of June, 2003.


                                         MUNI NEW YORK INTERMEDIATE DURATION
                                         FUND, INC.
                                         (Registrant)


                                         By: /s/  TERRY K. GLENN
                                             --------------------------
                                             (Terry K. Glenn, President)

      Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke or Brian D. Stewart, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including any Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.


              Signatures                            Title                                      Date
              ----------                            -----                                      ----
    /s/ TERRY K. GLENN                   President (Principal Executive
-----------------------------              Officer) and Director                           June 24, 2003
     (Terry K. Glenn)

   /s/ DONALD C. BURKE                   Vice President and Treasurer
-----------------------------              (Principal Financial and Accounting
     (Donald C. Burke)                     Officer)                                        June 24, 2003

    /s/ DONALD W. BURTON
-----------------------------
     (Donald W. Burton)                  Director                                          June 24, 2003

    /s/ M. COLYER CRUM
-----------------------------
      (M. Colyer Crum)                   Director                                          June 24, 2003

  /s/ LAURIE SIMON HODRICK
-----------------------------
    (Laurie Simon Hodrick)               Director                                          June 24, 2003

      /s/ FRED G. WEISS
-----------------------------
        (Fred G. Weiss)                  Director                                          June 24, 2003

                                  Exhibit Index


Exhibit                        Description
-------                        -----------
(b)      --  By-laws of the Registrant.

(d)(2)   --  Form of specimen certificate for shares of common stock of the
             Registrant.

(e)      --  Form of Automatic Dividend Reinvestment Plan.

(g)(1)   --  Form of Investment Advisory Agreement between the Registrant and
             Fund Asset Management, L.P.

(g)(2)   --  Form of Fee Waiver Agreement between the Registrant and Fund Asset
             Management, L.P.

(h)(1)   --  Form of Purchase Agreement between the Registrant and Merrill
             Lynch, Pierce, Fenner & Smith Incorporated and other underwriters.

(h)(2)   --  Form of Merrill Lynch Standard Dealer Agreement.

(h)(3)   --  Form of Master Agreement Among Underwriters.

(k)(3)   --  Form of Additional Compensation Agreement between Fund Asset
             Management, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.


----------